Exhibit 10.19

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934 as amended. REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.

MASTER SERVICES AGREEMENT

UPS Supply Chain Solutions, Inc. with offices located at 12380 Morris Road, Alpharetta, Georgia 30005 (“SCS”) and Endo Pharmaceuticals Inc., with its principal offices located at 100 Endo Boulevard, Chadds Ford, Pennsylvania 19317 (“Customer”) (each a “Party” or in the aggregate “Parties”) hereby enter into this Master Services Agreement (“MSA”) effective *** (“Effective Date”).

NOW, THEREFORE, Customer and SCS, for good and valuable mutual consideration, hereby agree as follows:

1. Structure of the Agreement. SCS or its designated affiliate shall provide the services (“Services”) specified in service schedules (“Schedules”) to Customer, and its subsidiaries as may exist from time to time, including but not limited, to Endo Pharmaceuticals Solutions Inc., and Endo Pharmaceuticals Valera Inc., referencing this MSA and executed by the Parties. Each Schedule may have attached one or more statements of work (“SOWs”) and exhibits. Each such Schedule, SOW, and exhibit is an “Incorporated Document.” This MSA and the Incorporated Documents are collectively referred to herein as the “Agreement.” In the event of a conflict between the terms of this MSA and the terms of any Incorporated Document, the terms of this MSA shall control; provided however, the Parties may expressly or specifically authorize in writing that a particular term or terms of an Incorporated Document shall control over a particular term of this MSA and then only to the extent provided in such Incorporated Document. Any Customer subsidiary may issue a Schedule, and such issuance will be deemed to be that subsidiary’s agreement to be bound by this Agreement. Unless SCS otherwise agrees in writing, Customer shall guarantee payment of all Services for any Schedules under this Agreement.

2. Term and Termination.

2.1 Term. The term of this MSA begins on the Effective Date and continues until the earlier of: (a) the expiration or termination of all Incorporated Documents in accordance with their terms, or (b) the termination of this MSA in accordance with its terms, in which case all Incorporated Documents will also terminate, subject to their respective termination provisions.

2.2 Termination. This MSA or any Schedule or SOW may be terminated by either Party: (a) without cause upon one hundred eighty (180) days prior written notice; (b) with cause upon the commission of a material breach of this Agreement which is not cured within sixty (60) days after the breaching Party receives notice (except for default in payment which is addressed below); or (c) if the other Party becomes insolvent or bankrupt. SCS may also, at its option, terminate this MSA or any Schedule or SOW or suspend the Services or any part thereof upon any failure of Customer to pay when due any amounts due hereunder, which failure remains uncured for a period of thirty (30) days after written notice of intent to terminate or suspend such services or agreements.

3. Fees, Charges and Expenses.

3.1 Fees, Charges and Expenses. Customer shall pay to SCS all fees, charges and expenses (“Fees”) as specified in this Agreement with no right of set-off for any claim filed against SCS. SCS shall invoice Customer in accordance with the terms set forth in the applicable Schedule or SOW. If Customer in good faith disputes an amount set forth on an invoice, Customer shall pay the undisputed amount and shall promptly notify SCS of such dispute and work in good faith with SCS to promptly resolve the disputed amount. All Fees will be billed and paid in U. S. dollars, unless otherwise provided in a Schedule. Except as otherwise set forth in an Incorporated Document, the Fees set forth therein may be adjusted at any time by the mutual written agreement of the Parties.

3.2 Surcharges. Customer shall pay all fuel, security or other surcharges (“Surcharges”) that may be imposed on SCS by law or by governmental agencies. Customer also agrees to pay Surcharges imposed on SCS by its providers, including its affiliates, provided that SCS uses commercially reasonable efforts to minimize Surcharges and SCS generally applies the Surcharges across its customer base.

3.3 Late Payments. If Customer fails to make a payment of the Fees when due, Customer shall pay to SCS a late payment charge which shall be equal to *** of the unpaid amount of such Fees. Such late payment fee shall be charged for any month where Customer fails to make a payment of the Fees when due.

3.4 Taxes. Customer agrees to pay, indemnify and hold SCS and its affiliates harmless from and against all sales, use, personal property, gross receipts, excise, franchise and business taxes (including any penalties, fines or interest thereon), except for taxes on revenue earned by SCS, imposed by any federal, state or local government or taxing authority with respect to the Services performed by SCS under this Agreement.

3.5 Changes in Operating Parameters or Conditions. In the event a change in any operating parameter (i.e., a change that is encountered over the course of time and is anticipated to be ongoing) or a “Changed Condition” (as defined below) occurs which increases or decreases the obligations or costs of SCS or Customer or adversely affects the ability of SCS to perform the Services, the affected party will provide written notice of the same to the other party, with such notice specifying in reasonable detail the impact of the change in operating parameters or the Changed Condition on the Services and requesting a change to the then current Fees. If the parties are unable to reach agreement on the Fees within ***, either party may terminate the Agreement with *** written notice to the other party. Any change to the Fees will be memorialized in a mutually acceptable and executed amendment to this Agreement. “Changed Condition” means (i) the enactment or promulgation of any new law or regulation or any change to any existing law or regulation occurring after the Effective Date,. SCS shall not be responsible for any liability for failure to meet performance commitments due to a Changed Condition unless SCS specifically agrees in writing to the contrary

3.6 SAS 70 Reporting. If Customer requests a SAS 70 Type II audit report that addresses SCS’s internal controls related to Services, SCS will work with Customer to provide a report that complies with Statement of Auditing Standards 70. Customer acknowledges that any such SAS 70 report provided to Customer will contain Confidential Information of SCS, and Customer agrees to treat any SAS 70 report provided to Customer by SCS as Confidential Information of SCS in accordance with the terms of this Agreement. Customer will be responsible for payment of all costs related to providing the requested report, not to exceed $7,500 (U.S.) per report, unless the service that SCS provides to Customer involves a unique operating system or is a highly customized operation, in which case the Parties will mutually agree on the cost, in writing, prior to SCS initiating preparation of any requested SAS 70 report. Customer agrees that the SAS 70 report process will be conducted by SCS through an external auditor. SCS will be responsible to remediate any exceptions to the extent that they arise from SCS’s failure to comply with its contractual requirements, however, SCS does not provide any assurance that any SAS 70 report requested by Customer will be unqualified during any reporting period. To initiate the preparation of a SAS 70 report, Customer must make a written request 180 days prior to the requested SAS 70 report date. SCS will prepare no more than one report in any twelve (12) month period.

4. Indemnification.

4.1 General Indemnification. Each Party (“Indemnitor”) shall indemnify, defend and hold harmless the other Party and any affiliated and controlling entities of such Party, and the directors, employees, officers, agents, subcontractors, licensors and suppliers of each of them (in each case “Indemnitee”) from and against all third party liabilities, claims, suits, demands, actions, fines, damages, losses, costs and expenses (including reasonable attorneys’ fees) (“Claims”) for injury to or death of any person or damage to or loss of improvements to real property or tangible personal property to the extent caused by or resulting from such Party’s negligent acts or omissions or willful misconduct, except to the extent caused by the Indemnitee. Notwithstanding the foregoing or anything in the Agreement to the contrary, SCS shall have no indemnification obligation under this Section 4.1 or under the Agreement arising out of or in connection with Customer’s goods, packages or property for which the Services are provided (collectively the “Goods”), the liability for which is governed by Section 6 hereunder.

4.2 Third Party Claims. Customer shall indemnify, defend and hold harmless SCS and its Indemnitees from and against any third party Claim (including any Claim brought by Customer’s customers) arising out of or in connection with the design, manufacture, packaging, marketing, use or sale of the Goods or Services or Customer’s instructions regarding such Goods or Services.

4.3 Indemnification Procedures. With respect to a Claim for which indemnification is sought under this Section 4, the Indemnitee shall provide Indemnitor with a) prompt written notice, b) tender of the defense or settlement, and c) full cooperation in the defense. Failure to give prompt written notice of a Claim shall not affect the Indemnitee’s right to indemnification unless the failure materially and adversely affects the rights, remedies or liability of the Indemnitor. If the Indemnitor fails to honor a timely request for indemnification and has a binding legal obligation to do so, the Indemnitee shall be entitled to all costs (including reasonable attorneys’ fees) incurred in the enforcement of its indemnification rights. The Indemnitor shall not make a compromise or settlement of a Claim without the Indemnitee’s consent unless all of the following apply: (i) there is no finding or admission of any violation of law or any violation of any person’s rights by Indemnitee, (ii) there is no effect on any other Claim by or against Indemnitee, (iii) the sole relief is monetary damages that are paid by the Indemnitor, and (iv) the compromise or settlement contains an unconditional requirement to provide by the claimant or the plaintiff to the Indemnitee a release from all liability in respect of such Claim. The Indemnitee shall have no liability for any compromise or settlement made without its consent.

5. Title to Goods. Unless otherwise specified in a Schedule, title to Goods shall remain with Customer. Notwithstanding anything herein to the contrary, nothing in this Agreement shall be deemed to waive or otherwise limit any lien rights that SCS may have under applicable law with respect to the Goods.

6. Limitation of Liability.

6.1 Limitation of Liability for Loss or Damage to Products. Except as specifically provided in a Exhibit, Schedule, or SOW, including but not limited to Service Schedules 1 and 2 and other service schedules as they may be added from time to time, SCS’s maximum liability to Client arising out of or related to loss or damage to Products shall not exceed the SCS standard liability amounts which are as follows (the “SCS Standard Liability Limits”): (a) for Claims arising from SCS’s *** Services occurring in SCS’s facilities or premises, including owned or leased property, ***; (b) for Claims arising from *** Services, ***, whichever is less; (c) for Claims arising from *** Services, including arranging for inland or air transportation, ***; and (d) for Claims arising from ***, the liability limits set forth in *** with the Services; provided, however, *** Services does not include a liability limit, SCS’s liability limit shall be ***. Client and SCS agree that they have negotiated a reasonable limit of liability based on the value of the Products and the Parties’ respective business interests and rates charged. Client may obtain additional protection in excess of the SCS Standard Liability Limits, up to the actual or declared value of the Products, shipment or transaction, by written request and payment of an additional charge prior to the provision of Services. Client waives all rights of subrogation on behalf of its insurers for any loss or damage in excess of the SCS Standard Liability Limits set forth herein, or if applicable, such different limits of liability specified in a Schedule or SOW. Notwithstanding the foregoing, SCS shall not be liable for delay, loss or damage of any kind which occurs while Products are in the care, custody or control of a third party unless otherwise provided in SCS’s transportation documents or an Incorporated Document. “Third party” as used herein includes, but is not limited to, carriers, warehouseman, forwarders, ocean transportation intermediaries, customs brokers, affiliates, brokers, or agents to which Products are entrusted for transportation, handling, delivery, and/or storage. All claims in connection with acts of a third party shall be brought against the third party. SCS shall reasonably cooperate with Client regarding such claims.

6.2 Filing of Claims. Unless otherwise set forth in a Service Schedule or otherwise expressly required by applicable statute, international convention or other mandatory national law all claims against SCS for a potential or actual loss or damage to Products must be filed in writing within *** from the date of shipment, or such claims are deemed waived, except that the claims filing requirements set forth in a bill of lading, air way bill or other transportation document issued in conjunction with the Services shall apply for claims arising from loss or damage to Products. Any litigation brought by Client against SCS under this Agreement must be filed within *** from the event giving rise to the claim, or such claims are deemed waived. No settlement will be made on any claim made by Client until Client has paid all outstanding Fees.

7. Exclusions. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY PURELY ECONOMIC LOSSES, INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS, USE, INCOME, BUSINESS OPPORTUNITIES, COSTS OF ALTERNATIVE MEANS OF TRANSPORT, MERCHANTABILITY, OR CUSTOMER GOODWILL, OR FOR ANY SPECIAL, PUNITIVE, CONSEQUENTIAL OR INDIRECT DAMAGES, IN CONNECTION WITH THIS AGREEMENT OR THE SERVICES PROVIDED HEREUNDER WHETHER PLED UNDER TORT, CONTRACT OR ANY OTHER LEGAL THEORY. SCS SHALL HAVE NO LIABILITY TO CUSTOMER IN CONNECTION WITH THIS AGREEMENT EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT TOGETHER WITH ALL EXHIBITS, SCHEDULES AND SOW’S. THIS EXCLUSION APPLIES TO DAMAGES OF ANY KIND, INCLUDING BUT NOT LIMITED TO, PERSONAL INJURY AND PROPERTY DAMAGE, WHETHER OR NOT RELATED TO THE GOODS BEING TRANSPORTED.

8. Confidentiality. As used herein, the term “Confidential Information” shall mean confidential information relating to the business, technology, operations and financial condition of a Party. For *** from the date of disclosure by a Party of any of its Confidential Information, and in the case of Confidential Information that constitutes a trade secret under applicable law for so long as such Confidential Information remains a trade secret, the Party receiving such Confidential Information will not disclose such Confidential Information except as permitted herein and shall exercise the same degree of care to avoid disclosure of such Confidential Information as it employs with respect to its own Confidential Information, but not less than reasonable care. Confidential Information shall not include such information that: (a) is now or hereafter becomes publicly known without violation of this Agreement; (b) was known to the recipient prior to the time of disclosure without obligation to preserve confidentiality; (c) was received by the recipient from a third party without obligation to preserve confidentiality; (d) was independently developed by the recipient; (e) is authorized to be disclosed by the disclosing Party; or (f) (i) is contained on the exterior of a package, including information contained in plain text or bar code form on shipping labels, or (ii) package level detail or smart label information, including but not limited to, consignee’s full name, complete delivery address, package weight and zone, and package labeling that contains Maxicode, postal barcode, current routing code, appropriate service level icon, a 1Z tracking number bar code and address details related thereto and delivery information (collectively, ‘Shipping Information”). SCS will use Shipping Information only as permitted by the UPS Privacy Policy located at www.ups.com as it may be revised from time to time or as permitted by law. In addition, if the recipient receives a subpoena or other process demanding the disclosing Party’s Confidential Information, the recipient may comply with the demand, in which case the recipient will inform the disclosing Party and allow the disclosing Party reasonable time to seek a protective order.

9. Force Majeure. If and to the extent that either Party may be precluded or delayed from performance hereunder by (a) acts of war, acts of public enemies, terrorist attacks, insurrections, riots, sabotage, earthquakes, floods, acts of God, embargoes, authority of laws, labor disputes (including strikes, lockouts job actions, or boycotts) or (b) fires, air conditions, explosives, failure of electrical power, heat, light, air conditioning or communications equipment (provided that the events described in clause (b) are not due to such Party’s fault or negligence of the Party claiming relief under this Section 9) or (c) other events beyond its control (each a “Force Majeure Event”), such performance shall be excused to the extent and for the time necessitated by such Force Majeure Event. This provision shall not apply to monetary amounts owed by either Party to the other. SCS is not liable for any loss or damage to Goods caused by a Force Majeure Event, and Customer shall have the risk of loss for such loss or damage and the responsibility to insure against the same. If SCS takes steps outside the ordinary course of business to protect Goods due to a Force Majeure Event, Customer shall pay the storage or other similar charges associated with SCS’s efforts. Customer will have the right to terminate this Agreement or any Service Schedule if SCS is prevented from performing for more than *** under this Section and the Parties have not agreed to a mutually acceptable alternative.

10. Insurance. Each Party shall maintain commercial general liability insurance including premises or operations, broad form property damage, independent contractors, and contractual liability covering its obligations hereunder for bodily injury and property damage, with a combined single limit of not less than *** each occurrence. In addition, SCS shall maintain workers’ compensation insurance in statutory amounts covering SCS and its employees, and employer’s liability insurance, and Customer shall maintain, during the term of this Agreement and for *** after the termination or expiration of the Agreement, product liability insurance in an amount not less than *** on a per occurrence basis. All insurance required herein shall be carried with insurance companies licensed to do business in the state(s) where operations are maintained. All policies shall provide that such coverage under these policies shall not be canceled or materially changed without at least *** prior written notice to the other Party.

11. Independent Contractor. SCS is an independent contractor under this Agreement. Each Party shall comply with all payroll tax withholdings, social security, unemployment and related employer obligations applicable to it. Except as set forth in a duly authorized Power of Attorney, neither Party shall hold itself out as an agent of or in a joint venture with the other Party, and neither Party shall have authority to act on behalf of the other Party.

12. Subcontractors. SCS may subcontract all or portions of the Services to its parent, affiliates or third party service providers. Each party may disclose to its parent, or affiliates or third party service providers any Customer Confidential Information but only to the extent necessary to perform the Services and as permitted by the UPS Privacy Policy in effect at the time of performance which is located at www.ups.com. Customer hereby authorizes and appoints SCS (including its successors or assigns) to share records referenced in 19 C.F.R., Parts 111 and 163, including any documents, data or information pertaining to the business of Customer, with its parent and any or all of its affiliates.

13. Hazardous Materials, Dangerous Goods and Other Regulated Goods. Unless SCS expressly agrees in a Schedule, SCS will not handle, receive, accept, ship, carry, dispose of, transport, store, or arrange for the handling, disposal, storage or transportation of: (a) any type of hazardous materials, dangerous goods, or Goods containing hazardous materials or dangerous goods, or (b) any type of Goods which may be regulated by a governmental body, entity or agency, including but not limited to those Goods which are regulated by the United States Food and Drug Administration, the United States Department of Agriculture, the United States Drug Enforcement Administration, the United States Bureau of Alcohol, Tobacco, Firearms and Explosives, and analogous regulatory agencies in countries in which the Services are provided (collectively, “Hazardous, Dangerous or Regulated Goods”). Customer warrants and covenants that it will not itself or through others offer, present or otherwise tender any Hazardous, Dangerous or Regulated Goods to SCS, its affiliates, assignees, agents or subcontractors under this Agreement. Notwithstanding the foregoing, SCS may take any action that SCS, in its sole discretion, deems appropriate or necessary in relation to any actual or suspected Hazardous, Dangerous or Regulated Goods. Customer hereby fully and completely releases and forever discharges SCS and its Indemnitees from and against all Claims arising out of or caused by actual or suspected Hazardous, Dangerous or Regulated Goods except to the extent that such Claims result from SCS’s willful misconduct or failure to reasonably follow the written instructions provided by the Customer to SCS which shall include (1) information pertaining to the identity and classification of all Hazardous, Dangerous or Regulated Goods (2 copies of applicable exemptions, exceptions, permits or approvals that apply to the Hazardous, Dangerous or Regulated Goods and (3) all reasonably available documentation, including without limitation Material Safety Data Sheets, relating to environmental, health or safety matters associated with the Hazardous, Dangerous or Regulated Goods in the even SCS expressly agrees in a Schedule relating to the Hazardous, Dangerous or Regulated Goods. Customer shall indemnify, defend, and hold harmless SCS and its Indemnitees from and against all Claims related to or arising out of any SCS action taken in relation to such actual or suspected Hazardous, Dangerous or Regulated Goods, Customer’s noncompliance with applicable laws and regulations, or the breach of any covenant of Customer contained in or made pursuant to this Section., except to the extent that such Claims result from SCS’s willful misconduct or failure to reasonably follow the written instructions provided by the Customer to SCS which shall include (1) information pertaining to the identity and classification of all Hazardous, Dangerous or Regulated Goods (2 copies of applicable exemptions, exceptions, permits or approvals that apply to the Hazardous, Dangerous or Regulated Goods and (3) all reasonably available documentation, including without limitation Material Safety Data Sheets, relating to environmental, health or safety matters associated with the Hazardous, Dangerous or Regulated Goods in the even SCS expressly agrees in a Schedule relating to the Hazardous, Dangerous or Regulated Goods.

14. Dispute Resolution Process. The Parties agree to utilize the dispute resolution process to resolve any disputes, claim or question between them with respect to this Agreement (“Dispute”) as expeditiously as possible. The Parties shall keep confidential, and shall not disclose to any person except as may be required by law, all aspects of the Dispute and the Dispute resolution process. One Party shall give written notice to the other Party of the Dispute and request commencement of the Dispute resolution process. Then, the project managers from each Party shall meet within *** to negotiate and use commercially reasonable efforts to promptly reach a resolution of the Dispute. If the Dispute is not resolved by the project managers within such *** period, either Party may give notice to the other Party that the Dispute must be escalated to the senior officers of each Party, who will meet within *** to negotiate and use commercially reasonable efforts to resolve the Dispute. In the event the senior officers are unable to resolve the Dispute within ***(unless the Parties mutually agree to extend their discussions) either Party shall be free to pursue any remedies that may be available at law or in equity.

15. Warranties. ANY WARRANTIES OF THE PARTIES EXPRESSLY SET FORTH IN THIS AGREEMENT ARE THE SOLE WARRANTIES MADE BY THE PARTIES AND ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS, IMPLIED, OR STATUTORY, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY, OF TITLE OR NONINFRINGEMENT, OF FITNESS FOR A PARTICULAR PURPOSE, OR ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING, OR USAGE OF TRADE. IN ANY JURISDICTION WHICH DOES NOT ALLOW THE EXCLUSION OR LIMITATION OF IMPLIED WARRANTIES, ANY IMPLIED WARRANTIES, TO THE MAXIMUM EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, SHALL BE LIMITED TO THE TERM OF THIS AGREEMENT. EXCEPT TO THE EXTENT EXPRESSLY PROVIDED IN THE APPLICABLE SCHEDULE, CUSTOMER’S SOLE REMEDY FOR BREACH OF ANY SUCH WARRANTY SHALL BE LIMITED TO THE REPERFORMANCE OF THE SERVICE AT ISSUE.

16. Import and Export Laws.

16.1 The Parties acknowledge and agree that all activities hereunder, including the export, reexport, import, transshipment, transfer, release, delivery, or pickup of all Goods, as well as any software and technology provided to SCS by Customer or on behalf of Customer (“Software and Technology”), are subject to all applicable U.S. and non-U.S. laws, including any statutes, executive orders, regulations, governmental agency decisions, judicial decisions, or any other written decrees that have the force and effect of law in the country in question (collectively defined as “Laws” for purposes of this Section 16) governing the import and export of Goods, Software, and Technology, including, but not limited to, laws concerning exports and economic sanctions, and customs Laws, (collectively, “Import and Export Laws”).

16.2 Customer agrees:

(i) to act as the importer, exporter, or other principal party (as the case may be) under all Import and Export Laws;

(ii) that Customer is responsible for complying with all Import and Export Laws applicable to the export, reexport, import, transshipment, transfer, or release of any Goods, Software, and Technology from any country;

(iii) that Customer is solely responsible for (a) properly classifying under the Import and Export Laws all Goods, Software, and Technology; (b) obtaining any required licenses and other authorizations for export, reexport, import, transshipment, transfer, or release; (c) correctly completing and filing with any government, as appropriate, all documents required under the Import and Export Laws; and (d) ensuring that all export-related documents, including shipping and sales documents, generated in connection with the Services performed pursuant to this Agreement conform to and are maintained in accordance with the Import and Export Laws;

(iv) that Customer is solely responsible for providing accurate written instructions to SCS and the carrier in advance of any export, reexport, import, transshipment, transfer, release, delivery, pickup, or other activity in relation to any Goods, Software, and Technology, which instructions shall be in compliance with all Import and Export Laws and shall set forth all information required for SCS to comply with those Laws in connection with that export, reexport, transshipment, transfer, release, delivery, pickup, or other activity; and

(v) that, notwithstanding any other provision in this Agreement to the contrary, Customer will indemnify, defend, and hold harmless SCS and its Indemnitees from and against all Claims or investigations arising out of or in connection with: (a) Customer’s breach of this Section; (b) SCS’s or the carrier’s compliance with Customer’s instructions in the export, reexport, import, transshipment, transfer, release, delivery, pickup, or other activity in relation to any Goods, Software, and Technology; or (c) error on the part of any government official, including any person employed by, representing, or acting on behalf of any government agency in the United States or any other country, in connection with the export, reexport, import, transshipment, transfer, release, delivery, pickup, or other activity in relation to any Goods, Software, and Technology.

17. General Provisions.

17.1 Assignment; Third Party Beneficiaries. The rights and obligations under this Agreement may not be transferred or assigned to a third party by either Party without the prior written consent of the other Party; provided however, either party may transfer or assign all or part of its rights and/or obligations of this Agreement to one or more of its parent or affiliates. Under no circumstances may Customer resell any of the Services to any third party without the express written consent of SCS. There are no third party beneficiaries under this Agreement, except that SCS’s affiliates that perform Services are third party beneficiaries of SCS’s rights, remedies and benefits under this Agreement.

17.2 Amendments; Waiver; Severability. This Agreement can only be modified or amended by a written instrument signed by the Parties. A waiver of any right by either Party will not constitute a waiver of such right on any subsequent occasion. Acceptance of the amounts (or lesser amounts) payable under this Agreement shall not be deemed a waiver of any default. If any provision of this Agreement is determined to be invalid, such invalidity will not affect the validity of the remaining portions of this Agreement.

17.3 Survival. The rights and obligations of this Agreement which by their nature are intended to survive expiration or termination shall so survive, including but not limited to: Sections 3, 4, 5, 6, 7, 8, 13, 14, 15, 16 and 17.

17.4 Controlling Law. This Agreement shall be governed by the laws of the *** without regard to conflicts of laws provisions.

17.5 No Use of Trademarks. Neither Party shall use the other Party’s or its affiliates’ name, logo, trademarks, service marks or trade names without the other Party’s prior written consent; provided however, SCS may disclose Customer’s name as a reference to any current or prospective customer.

17.6 Non-Solicitation of Personnel. During the term of this Agreement and for *** after its expiration or termination, neither Party shall actively solicit the employment of any employee of the other Party, which employee was engaged in the performance of this Agreement. Notwithstanding the foregoing, neither Party shall be precluded from conducting general recruiting activities, such as participating in job fairs or publishing advertisements for general circulation. The soliciting Party who violates this Section 17.6 shall pay to the other Party an amount equal to ***for any solicited employee as liquidated damages. The amount of *** shall be the *** in effect ***. The Parties agree that such amount is a reasonable estimate of the damages to be suffered by the aggrieved Party in such an event, which damages would be difficult to ascertain, and that such amount is not intended to be a penalty.

17.7 Intellectual Property Rights. Customer and SCS acknowledge that the other has certain intellectual property rights that may be revealed or provided to the other Party in accordance with this Agreement. Each Party acknowledges that this Agreement does not grant any right or title of ownership in their respective intellectual property rights to the other unless specifically provided in this Agreement. Any intellectual property shall remain the originator’s property unless otherwise provided herein.

17.8 No Breach of Other Agreements. Customer and SCS each respectively represent and warrant that its execution of this Agreement does not violate any applicable law or breach any other agreement to which it is a Party or is otherwise bound.

17.9 Notice. Any notice required or permitted to be given shall, except where specifically provided otherwise, be given in writing to the person and at the address listed below by personal delivery, UPS Next Day Air® or certified mail, return receipt requested. The date of notice shall be as follows: the date upon which such notice is so personally delivered; if by UPS Next Day Air®, the date of receipt at the designated address; or if by certified mail, the date of delivery.

To SCS:	UPS Supply Chain Solutions, Inc. Contracts and Compliance Department 12380 Morris Road Alpharetta, GA 30005	with Copy to:	United Parcel Service, Inc. Office of General Counsel 55 Glenlake Parkway Atlanta, GA 30328

To Customer:		with Copy to:

17.10 Record Retention. SCS shall retain all applicable books and records for *** subsequent to the expiration or termination of this Agreement or such longer period as may be required by any applicable regulatory requirements.

17.11 Entire Agreement. This Agreement sets forth the full and complete understanding of the Parties with respect to the matters herein and supersedes any and all agreements and representations between the Parties made or dated prior to the Effective Date, including any agreements regarding confidentiality.

17.12 Counterparts. This MSA may be executed in several counterparts, each of which shall be considered an original but all of which taken together shall constitute but one and the same agreement. The Parties acknowledge and agree that signatures sent by facsimile shall be deemed and accepted by the Parties as originals.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representative as of the Effective Date.

UPS SUPPLY CHAIN SOLUTIONS, INC. “SCS”	ENDO PHARMACEUTICALS INC. “CUSTOMER”

/s/Matt Kristufek	/s/David P. Holveck
Signature	Signature

Matt Kristufek	David Holveck
Printed Name	Printed Name

Global Contracts Manager	President and Chief Executive Officer
Title	Title

May 18, 2010	5/10/10
Date	Date

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended. REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.

SERVICE SCHEDULE NO. 1 - WAREHOUSE DISTRIBUTION SERVICES

This Service Schedule No. 1 for Warehouse Distribution Services (“Schedule”) is entered into this ***, (the “Effective Date”) and is attached to and made part of that certain Master Services Agreement dated ***, (the “MSA”) by and between UPS Supply Chain Solutions, Inc. (“SCS”) and Endo Pharmaceuticals, Inc., (“Customer”). Capitalized terms not defined in this Schedule shall have the meaning set forth in the MSA.

1. Structure of this Service Schedule. SCS will perform for Customer the warehouse distribution services specified in this Schedule (the “Services”), at one or more facilities listed in Exhibit C (each a “Facility”), in accordance with the MSA, this Schedule and its Exhibits and the documents specified below, which documents and Exhibits are incorporated into this Schedule by reference. In the event of a conflict or inconsistency between any of the documents specified below and this Schedule, the order of precedence shall be as follows: (a) this Schedule, (b) the Statement of Work, and (c) Exhibits B-D.

Exhibit A – Statement of Work

Exhibit B – Fees

Exhibit C – Operating Parameters

Exhibit D – Termination Costs

Exhibit E – Products

2. Term and Termination.

2.1 Term. The initial term of this Schedule shall commence on the Effective Date and shall continue up to and including March 31, 2015 (“Initial Term”), unless earlier terminated in accordance with the MSA. Thereafter, this Schedule will automatically renew for successive one-year renewal terms, unless either Party gives the other Party written notice of non-renewal at least ninety (90) days prior to the expiration of the then-current term. Notwithstanding the foregoing, in the event that SCS continues to provide the Services to Customer following the expiration or termination of this Schedule, and the Parties fail to enter into a written extension of this Schedule, then this Schedule (except that the Fees may be adjusted by SCS in its sole discretion) shall remain in effect on a month-to-month basis after the expiration or termination date until terminated in writing by either Party upon thirty (30) days prior written notice.

2.2 Termination Costs. If this Schedule is terminated (i) by SCS due to Customer’s breach, failure to make payments when due, or insolvency or (ii) by Customer for its convenience, Customer shall pay SCS the termination costs, if any, specified in Exhibit D.

2.3 Termination Assistance. In connection with the termination or expiration of this Schedule, the Parties will mutually agree in advance with respect to the actions that SCS will undertake as part of the termination assistance and agree that SCS will undertake all such actions at Customer’s sole expense. Termination assistance includes, but may not be limited to, *** Customer shall remain liable for all storage charges accrued up until such time as the Goods are removed from the Facility.

3. Fees.

3.1 Payment Terms. Fees will be as set forth in Exhibit B and will be administered in accordance with Exhibit B. Customer shall pay all invoices within *** from date of the invoice.

3.2 Renewal Term Fees Adjustment. Upon expiration of the Initial Term and thereafter on each anniversary of the Effective Date, all Fees shall be subject to an adjustment. The basis for determining the adjustment shall be *** as published by the United States Department of Labor, Bureau of Labor Statistics, which may be viewed at http://stats.bls.gov/cpi/home.htm. The adjustment shall be equal to ***, as posted on the 1st SCS business day of the month, 2 months prior to the anniversary of the Effective Date. SCS will notify Customer at least *** prior to implementing the adjusted Fees. In the event the *** is discontinued, SCS may designate another similar index for the purpose of calculating Fees adjustments.

4. Liability for Loss or Damage to Goods Stored by SCS.

4.1 Definitions.

4.1.1 “Average Replacement Cost” shall mean the average of the Replacement Costs of all Lost Goods.

4.1.2 “Book Inventory Report” shall mean the report of those Goods that should be warehoused as of the Determination Date based on (i) Beginning Inventory, i.e. the Goods that were warehoused based on the Book Inventory Report as of the previous Determination Date or, if during the first year, then the Effective Date, plus (ii) Goods received as evidenced by an authorized signature on the transportation carrier’s waybill, since previous Determination Date or, if during the first year, then the Effective Date, less (iii) Goods shipped since the previous Determination Date or, if during the first year, then the Effective Date. The Book Inventory Report will be generated by SCS using its warehouse inventory management systems, regardless of whether Customer’s inventory system is also used in connection with the Services.

4.1.3 “Damaged Goods” shall mean those Goods warehoused on the Determination Date that are destroyed or damaged due to SCS’s negligence such that they cannot be sold.

4.1.4 “Determination Date” shall mean the yearly anniversary of the Effective Date upon which SCS’s liability to Customer, if any, for Lost Goods and Damaged Goods is determined; provided however, that if this Schedule expires or is terminated prior to such Determination Date, the revised Determination Date shall be the date of termination or expiration of this Schedule.

4.1.5 “Excess Loss and Damage” shall mean ***.

4.1.6 “Lost Goods” shall mean those Goods that should be warehoused on the Determination Date according to the Book Inventory Report, but that have been lost due to SCS’s negligence or are otherwise unable to be located. Lost Goods shall not include Damaged Goods, concealed shortages, or Goods shipped in error to Customer’s location or to a location designated by Customer.

4.1.7 “Net Value of Inventory Adjustments” shall mean as of a Determination Date the sum of all the positive and negative inventory adjustments for unaccounted for Goods and Goods damaged, in terms of the number of units, that are made by SCS in all Facilities during its cycle count process between successive Determination Dates or, if during the first year of the Effective Date, then during such first year. SCS will maintain a cumulative record of inventory adjustments completed.

4.1.8 “Physical Inventory” shall mean a physical inventory of the Goods. Any Physical Inventory will be conducted in a manner mutually acceptable to the Parties. If Customer requests SCS to conduct such a Physical Inventory, SCS will perform the Physical Inventory at Customer’s sole expense.

4.1.9 “Replacement Cost” shall mean ***. Within thirty (30) days of the Effective Date and at least quarterly thereafter, Customer shall provide to SCS appropriate documentation verifying the Replacement Cost of each Good.

4.1.10 “Shrinkage Allowance” is applicable to Lost Products (except to the extent such Lost Products are controlled substances which will have no Shrinkage Allowance applied; provided however that Lost Products which are controlled substances will be subject to the limitation of liability listed in Section 4.2.3) and Damaged Products from all Facilities and shall mean ***of Throughput as of the Determination Date. The Parties have agreed to a Shrinkage Allowance because both Parties recognize that it is inevitable that a certain amount of Goods will be lost or damaged in the course of storage and handling whether the Goods are stored by SCS or by the Customer at its own locations using its own employees.

4.1.11 “Throughput” shall mean the number of Goods received and shipped between successive Determination Dates, or if within the first year of the Effective Date, then such first year.

4.2 Calculation of Liability for Lost Goods and Damaged Goods.

4.2.1 SCS shall be liable for Lost Goods or Damaged Goods in excess of the Shrinkage Allowance while the Goods are in its care, custody and control under this Schedule due to its negligent acts or omissions, except that which is (i) below the Shrinkage Allowance; (ii) caused by any defects in the packaging or manufacture of such Goods; (iii)

attributable to carriers (contract or otherwise) failing to deliver the full shipment of expected Goods to SCS or otherwise caused by the acts or omissions of such carriers; (iv) delivered to SCS in damaged condition; (v) attributable to concealed damage; (vi) a result of the negligence or intentional misconduct of Customer or any of its employees, agents or subcontractors, or (vii) caused by a Force Majeure Event.

4.2.2 On or about the Determination Date, SCS will calculate the Net Value of Inventory Adjustments.

4.2.3 If the Net Value of Inventory Adjustments is greater than the Shrinkage Allowance, then SCS, in accordance with this Schedule, will pay Customer, subject to an annual limitation of ***, the Excess Loss and Damage, within thirty (30) days of mutual agreement.

4.3 Lost Goods Later Found. If any Lost Goods for which a payment has been made to Customer are found or otherwise accounted for, Customer shall promptly refund to SCS the amount of any such payment upon written notice from SCS, and SCS will return such Goods to the Customer.

5. Notice of Loss or Damage. SCS will promptly notify Customer of any loss or damage to Goods that are delivered to the Facility after discovery of same by SCS and will provide reasonable cooperation to Customer to address the disposition of such Goods.

6. Work Instructions (“WI”). Customer specific Work Instructions will be developed to outline further mutually agreed upon processes and service standards on or before the date of signing of this Schedule, and approved in writing by Customer’s Supply Chain/and/or Finance and a Quality Assurance Representative from SCS. In the event of a conflict between this Schedule and the WI, the terms of this Schedule shall control.

7. Client’s Customers. Customer will communicate to their customers that SCS will verify the license of Customer’s customer prior to Product shipment.

8. Products. Descriptions of the Products to be handled are listed on Exhibit E. The attached Exhibit E shall be updated as appropriate to reflect any change in Products as mutually agreed upon by both parties . SCS shall not receive any new product for storage until an amended Exhibit A has been signed by the Parties and is attached to this Schedule, unless agreed upon by both parties.

8.1 Customer is responsible for all product testing and control over Quality Assurance (“QA”) hold and release of Product. Product received in a Quarantined status from Customer, may only be released from SCS inventory with a Certificate of Release from the Customer’s designated Quality Assurance Representative.

8.2 Customer is fully and solely responsible for ensuring that the Products comply with all federal, state, local and other laws and regulations with respect to safety, labeling, quality assurance and advertising. Customer is responsible for notification to the FDA of any changes concerning the storage and distribution of the product.

8.3 Customer is responsible for specifying and validating temperature sensitive packaging and other storage conditions as well as packaging protocols as necessary.

9. Recall Responsibilities. Customer will handle all discussions with regulatory agencies regarding manufacturing defects or safety issues related to any Product and will be solely responsible for deciding the necessity, scope, and procedures for any Product recall. SCS will support Product recalls based on the Ad-Hoc rates stated in Exhibit B.

9.1 Customer will be responsible for notifying SCS of any recalls or market withdrawals of their products to be handled by SCS.

9.2 Customer will be responsible for drafting product recall customer communications. Customer is responsible for all recall communications to customer. Customer can request in writing for SCS to perform the recall customer communications, and negotiate the service fee based on handling requirements. No amendment to this schedule is required for this service.

10. Client Information Systems (IT). If the Services under this Schedule require SCS to use Customer’s system and it is a system requiring validation, i.), Customer will provide SCS a copy of the system’s Validation Report, and ii.) At Customer’s expense, Customer will provide verification of the use of that system in any SCS Facility.

11. Waiver of Subrogation. Customer waives its rights of subrogation on behalf of its insurers for any loss or damage to Goods in excess of the liability limits set forth in Section 4.

12. Lien Rights. Nothing in this Schedule, the MSA or in any Incorporated Document shall be deemed to waive or otherwise limit any lien rights that SCS may have under applicable law with respect to the Goods.

13. Notices. In addition to the requirements of the Notices provision in the MSA, any notice required under this Schedule shall be directed to the following individuals:

To SCS:		UPS Supply Chain Solutions, Inc.
Attn:

To Customer:
Attn:

14. Survival. The following provisions of this Schedule will survive its expiration or termination: Termination Costs, Transition Assistance, Liability for Loss or Damage to Goods Stored by SCS, Notice of Loss or Damage, Waiver of Subrogation, and Lien Rights.

IN WITNESS WHEREOF, the Parties hereto have caused this Schedule to be executed by their duly authorized representatives as of the Effective Date.

UPS SUPPLY CHAIN SOLUTIONS, INC. “SCS”	ENDO PHARMACEUTICALS INC. “CUSTOMER”

/s/Matt Kristufek	/s/David P. Holveck
Signature	Signature

Matt Kristufek	David Holveck
Printed Name	Printed Name

Global Contracts Manager	President and Chief Executive Officer
Title	Title

May 18, 2010	5/10/10
Date	Date

Confidential & Proprietary

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended. REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.

EXHIBIT A - STATEMENT OF WORK

TO SERVICE SCHEDULE NO. 1 - WAREHOUSE DISTRIBUTION SERVICES

1. Specialized Handling. Hazardous Materials or Other Regulated Products will not be accepted for handling and storage under this SOW unless a separate service schedule expressly authorizing such has been executed by the Parties.

2. Training. SCS shall train its personnel to perform standard warehouse logistics Services with respect to the Products. Client shall provide SCS with training materials and applicable reference manuals relating to any specialized training for processes or systems to be provided to Client under this Statement of Work (SOW) which are different from standard warehouse logistics services.

3. Operating Parameters. As of the Effective Date, the Facilities and warehouse space are those as listed on Exhibit C. The warehouse space within a Facility available to Client from time to time for the storage of the Products shall be referred to as the “Storage Area.”

4. Hours of Operation. Facility hours of Operation for warehouse Services are defined in the Operating Parameters. Business Day is defined as Monday through Friday, excluding Holidays (“Business Day”). US Holidays are: Memorial Day, 4th of July, Labor Day, Thanksgiving, Day after Thanksgiving, Christmas Day, New Year’s Eve, New Year’s Day (“Holidays”).

5. Access to Storage Area. Only individuals authorized by SCS or Client shall be permitted access to the Storage Areas, provided however, that Client must provide SCS reasonable advance notice prior to such access, and provided further, that any such individual must agree to comply with the security provisions applicable to such Facility. Authorization by Client for Client personnel shall be controlled through an approved access list provided to SCS by Client.

6. Client Designated Contact. Client will provide the name, job title, and contact information, to include telephone numbers (business, cell phones, facsimile, pager numbers, etc.) of a designated manager within Client’s organization to serve as continuously available liaison with SCS for communication of all reporting and issue escalation to Client. (“Client Designated Contact”). If there is any change in the Designated Contact, Client shall promptly submit the above information to SCS by facsimile or email.

7. Equipment. SCS will provide all required general purpose equipment necessary to perform the Services, except that any special, customized or unique equipment needed to perform the Services shall be provided by Client and maintained at Client’s sole expense.

8. Products Master File. The inventory system will be SCS’s Warehouse Management System (WMS). Prior to the initial shipment of any Products to a Facility, Client will provide SCS with a master list of all Products that are to be handled pursuant to this SOW. SCS will keep the information contained on such list in a file in its WMS (the “Master File”). Client will provide SCS with the information needed to update the Master File, including all new additions to the Products to be handled pursuant to this SOW and any changes to information relating to Products on the Master File by a mutually agreed upon method.

9. Incoming Product Quality Assurance (“QA”). Client is responsible for all control over QA hold and release of Product.

10. Information System. SCS will use the Warehouse Management System (“WMS”) for inventory management and Client custom Services. Client will be provided a user ID for inquiry only access to WMS and for access to request report printing at Client’s location. On request, SCS has the ability to forward reports via e-mail. If e-mail reporting is requested, any manipulation of the report data by Client, and subsequent reporting discrepancies caused thereby, are the responsibility of Client. If requested, SCS can provide additional EDI interface capability to Client’s systems at the Information Services rates set forth in Exhibit B. The cost to develop EDI will be quoted by SCS on request. Client will receive standard WMS reporting. If requested, report modifications or new reports can be provided by SCS, subject to the Information Services rates set forth in Exhibit B.

Confidential & Proprietary

11. Client Service Support. SCS will provide support to Client’s warehouse operations as needed to facilitate the Services. For regulated products, SCS will maintain a name and address database of all Clients’ customers. SCS client service support will provide reporting to Client.

12. Product Delivery Requirements. Client shall arrange for Products to be delivered to the Facility in a segregated manner, free from contamination, properly marked and packaged for handling. Any special delivery requirements are set forth in the Work Instructions. At or prior to delivery of the Products to any Facility, Client shall provide to SCS a manifest indicating the Products to be tendered for storage, with any special instructions, including but not limited to the applicable material safety data sheets (MSDS), concerning storage, services, accounting, segregation or any other requirements relating to the Products.

13. Warehouse Services. Services to be performed pursuant to this Schedule are as follows:

13.1	Product Receipt. SCS will receive all delivered Products, including stock from Client’s manufacturer.

13.1.1	Unloading, counting, checking and putting away of stock.

13.1.2	Recording products, quantities, and lot numbers received, noting visual damages, shortages and overages.

13.1.3	Data entry of warehouse receipts into computer system.

13.1.4	Special handling such as receiving unmarked cartons or breaking down pallets or cartons on receipt is subject to an assessorial labor charge.

13.1.5	Transmission of receipt transaction to Client and stock putaway in accordance with date expiration methodologies.

13.2	Product Storage. SCS will provide storage as required in accordance with Client’s WI. Temperature controlled storage will be provided based on the following guidelines:

13.2.1	General warehouse: 15-30 degrees Celsius

13.2.2	Vault: 15-25 degrees Celsius

13.2.3	Cooler: 2-8 degrees Celsius

13.2.4	Warehouse temperature and humidity will be monitored.

13.2.5	SCS will track product by ***.

13.3	Inventory Management.

13.3.1	SCS will maintain a cycle count program in accordance with SCS’s standard practice and agreed upon client’s work instructions. SCS will maintain records of all counts taken and, if requested, provide monthly reporting to Client on results achieved.

13.3.2	SCS will track lot number and expiration date, and identify product receipts and orders by lot number and expiry date where applicable.

13.3.3	SCS will support Customer’s product recall procedures.

13.3.4	SCS can provide automatic lot selection, e.g. FIFO, shortest expiry date, specific lot selection, as requested.

13.3.5	SCS will perform physical inventory at Client’s request: *** advanced notice is required and Client will be billed for the labor hours.

13.4	Damaged or Expired Products. Client will be notified of damaged or expired Product. Damaged or expired Product will be returned to manufacturer or sent out to an authorized destruction company. The agreement with the authorized destruction company will be between Client and the destruction company.

13.5	Order Processing. SCS will provide pick, pack and shipping package labeling Services.

13.5.1	SCS will pick and pack carton quantities, and include bill of lading, and if instructed by WI, include invoice.

13.6	Product Shipment.

Confidential & Proprietary

13.6.1	Client orders are made available to the warehouse on a *** basis.

13.6.2	Orders are prepared according to WI.

13.6.3	With the exception of the Cold chain product, same day processing for orders is based upon orders received in the DC according to the following schedule:

*** of orders received by *** LWT

*** of orders received by *** LWT

*** of orders received by *** LWT

*** of orders received by *** LWT

Regarding handling of the cold chain product, all orders received by the *** order cut off time will be shipped the same day per Client’s routing instructions.

13.7	Routing. SCS will make routing decisions consistent with instructions provided by Client.

13.8	Rush Order and Emergency Order Management. Orders requiring exception handling during regular business hours, on a rush order basis, outside of normal procedures, can be handled. Rush or Emergency orders are subject to additional Fees.

13.9	Backorders.

Client will maintain backorders in Client ERP system and SCS fill backorders based on client direction . On Client’s direction, SCS will allocate Product when there is insufficient stock to fill all orders received.

13.10	Returns. SCS will provide the management of returned Product, according to Client’s WI. SCS will:

13.10.1	Receive returned Product into segregated area.

13.10.2	Provide visual inspection of incoming returns for quantity discrepancies or damage.

13.10.3	Transfer of returned Product back to Client.

13.10.4	Contact Client to obtain disposition instructions, and if requested by Client, arranging the destruction of returned Product with Clients’ standing pre-authorization.

13.10.5	Process customer credits for returned Product.

13.11	Packaging. Should Client require SCS to purchase packaging supplies, Client will identify the components required and packing specifications. Client is responsible for validation of packaging specifications. SCS will bill Client monthly for all packaging supplies utilized.

14. Transition Assistance. In connection with the termination or expiration of this SOW, SCS will:

14.1	Return Client’s customer information database to Client.

14.2	Perform a complete physical inventory of all Client’s Product. SCS’s standard physical inventory Fee applies to such physical inventory.

14.3	Package the Product and other materials of Client and make same available on the shipping dock for pickup. The outbound transaction Fee applies on all Products to be removed from the Facility.

14.4	Client will arrange for pickup and transportation of all such Product and materials, at Client’s expense, by the date of such termination or expiration.

14.5	Provide termination assistance Services at Clients request, at Client’s expense.

14.6	SCS will retain records as required by regulatory agencies.

15. Full Customer Service for Client. SCS will provide a full range of customer service support for Client for order processing, telephone support for customer inquiries and other customer service duties as detailed in the Work Instructions.

16. Full Customer Service Hours of Operation. Standard hours of operation are ***, excluding Holidays. Holidays are: Thanksgiving, Day after Thanksgiving, Christmas Day, New Year’s Eve, New Year’s Day, Memorial Day, 4th of July, Labor Day. After hours emergency coverage can be provided as a standard service at a mutually agreed upon rate. With advance notice, special Services can be provided outside standard hours at an agreed upon rate.

Confidential & Proprietary

17. Customer Information Database. SCS will maintain a name and address database of all Clients’ customers. Special projects for extraordinary changes to customer database information, or other request outside the scope of the standard database maintenance Services, are subject to an assessorial Fee for the required labor hours.

18. Customer Account Establishment. Client will be responsible for decisions regarding customer new account set-ups.

19. Customer Order Processing. SCS will provide customer order collection by telephone, mail, fax or electronically, and respond to customer inquiries. SCS will:

19.1	Forward technical inquiries to Client or Client’s designee.

19.2	Provide information to customers on Clients’ policies as per WI.

19.3	As per Client’s instructions, advise customers on deals, pricing, optimum order quantities and available discounts (if applicable).

19.4	Provide backorder information and product availability.

19.5	Process return authorization requests per Client policy and WI.

19.6	Provide standard reporting to Client.

19.7	Where instructed by Client, process Customer credits for returned Products destroyed at customer site.

20. Client Accounts Receivable Management and Collections. Client will be responsible for decisions regarding customer credit limits and credit holds. Client may specify credit policies instructions in the WI for SCS to follow.

20.1	Client is responsible for all credit and collection risk arising from payments by customers for Trade Orders.

20.2	If requested, and a rate mutually agreed on by the Parties, SCS will prepare credit analysis and customer credit limit management as directed by Client’s WI.

20.3	Based on data provided by Client’s lockbox service, post payment applications to customers’ accounts.

20.4	SCS will perform the following Services as instructed by Client’s WI:

20.4.1	Research and process Accounts Receivable adjustments.

20.4.2	Collection calls on past due invoices and deductions.

21 Chargeback.

21.1	Manufacturer’s contract terms, will be maintained within Endo’s SAP system.

21.2	SCS will process customer requests received manually or electronically for chargeback

21.3	SCS will confirm the amount of the chargeback based on contract terms.

21.4	Confirmed chargeback will be posted to customer’s accounts receivable.

21.5	Chargebacks deductions will be reconciled to Accounts Receivable chargeback credits and any open balance will be worked as a collectible amount on the AR.

Confidential & Proprietary

EXHIBIT B – FEES

TO SERVICE SCHEDULE NO. 1 - WAREHOUSE DISTRIBUTION SERVICES

1.	Fixed Monthly Fees

1.1	Memphis, TN ***

1.2	Memphis, TN ***

1.3	Harrisburg, PA ***:

1.3.1	***

1.3.2	*** (to be applied toward ***)

1.3.2.1	*** payment will start on ***.

1.3.2.2	If the *** is paid at any time prior to ***, the remaining balance due will be calculated as *** minus the sum of the *** payments of *** made in item 1.3.2 listed above. If the remaining balance of the *** of *** is paid at any time after ***, the balance due will be calculated as *** minus the sum of the portion of the *** payments equal to ***. The portion of the *** payments equal to ***shall be retained by SCS as interest.

1.4	Customer Service ***: ***

1.5	Accounts Receivable ***: ***

1.6	Chargebacks ***: ***

1.7	CSOS ***: ***

2.	Variable Fees

2.1	Memphis, TN:

2.1.1	Non Controlled Orders: ***

2.1.2	Vault Orders: ***

2.1.3	Cage Orders: ***

2.1.4	Cold Chain Orders: ***

2.1.5	Non Controlled Lines: ***

2.1.6	Vault Lines: ***

2.1.7	Cage Lines: ***

2.1.8	Cold Chain Lines: ***

2.1.9	Non Controlled Return Receipt: ***

2.1.10	Vault Return Receipt: ***

2.1.11	Cage Return Receipt: ***

2.1.12	Cold Chain Return Receipt: ***

2.1.13	Return Lines Vault: ***

2.1.14	Order Entry Lines Vault: ***

2.1.15	CSOS Order Line: ***

2.2	Harrisburg, PA:

2.2.1	Inbound Transfer Pallets: ***

2.2.2	Outbound Transfer Pallets: ***

2.2.3	Non Controlled Orders: ***

2.2.4	Non Controlled Lines: ***

2.2.5	Non Controlled Return Receipt: ***

•	The inbound and outbound pallet cost only apply while Harrisburg is performing an overflow function

2.3	Cartonization Services:

Confidential & Proprietary

2.3.1	Cartonization Transaction Fee Handling: *** per ***(applies only to ***created)

2.4	Customer Service

2.4.1	Regular Line Processed: ***

2.4.2	PAP Line Processed: ***

2.4.3	Return Line Processed: ***

2.4.4	Inbound Calls Received: ***

2.5	Accounts Receivable Rate per Invoice: ***

2.6	Chargebacks Rate per Line: ***

2.7	For the Variable Fees –

2.7.1	Memphis Facility: A quarterly minimum variable fee of *** of the *** as per the volumes detailed in Exhibit C, and the rates shown above in this Section 2 will be assessed. The expected fees do not include assessorial charges for transportation, packaging, or communication.

2.7.2	Harrisburg Facility: A quarterly minimum variable fee of *** of the *** as per the volumes detailed in Exhibit C, and the rates shown above in this Section 2 will be assessed. The expected fees do not include assessorial charges for transportation, packaging, or communication.

2.8	A square footage surcharge as denoted below per square foot per month will apply when additional staging or processing floor space (for 15-25oC ambient space) is required beyond the allocated square footage level stated in Exhibit C.3:

2.8.1	Memphis: ***

2.8.2	Harrisburg: ***

3.	Adhoc Labor Rates - Assessorial labor for physical inventory on request, visual inspection, quarantine, and special projects or additional work or special handling that is not within the scope of Services.

3.1	Standard Weekdays: ***

Standard Overtime: ***

Material Handling Operator: ***

Saturday: *** (*** minimum)

Sunday/Holiday: *** (*** minimum)

Operation Manager: ***

Operation Supervisor: ***

3.2	On each ***, all ad hoc Labor Rates Fees shall be subject to an adjustment. The adjustment shall be equal to ***, as published by the United States Department of Labor, Bureau of Labor Statistics.Assessorial Charges.

4.	Assessorial Charges

4.1	Communication expenses to the extent paid by SCS on Client’s behalf: Telephone, facsimile: at ***

4.2	Packaging materials and operational supplies to the extent paid by SCS on Client’s behalf: ***.

4.3	Client add: *** per ***

4.4	Product add: *** per ***

4.5	Contract add: *** per ***

4.6	Travel and related expenses: ***

5.	Information Systems Development Rates

5.1	Information Technology Labor Rates: ***

Confidential & Proprietary

6.	Billing administration of Services

6.1	SCS will submit documented invoices under a single account number for the Services provided under this Schedule to Client’s designated Accounts Payable location. SCS will reference Client PO number on each invoices. PO will be provided by client

6.2	SCS billing cycle is to be structured to allow transmission of invoices as follows:

6.2.1	SCS will invoice *** in advance on a *** basis.

6.2.2	SCS will invoice *** at the end of each ***.

Confidential & Proprietary

EXHIBIT C - OPERATING PARAMETERS

TO SERVICE SCHEDULE NO. - WAREHOUSE DISTRIBUTION SERVICES

Based on the data supplied by Client, SCS anticipates the following Operating Parameters for the initial term of the Schedule. Operating parameters will be periodically reviewed, and subject to the Changes in Operating Parameters or Conditions Section of the MSA.

1.	Facilities:

1.1	A *** dedicated warehouse square footage operation will reside in the Memphis, TN facility. Space requirements exceeding this square footage shall be subject to additional Fees as listed in Exhibit B.

1.2	A *** dedicated warehouse square footage operation will reside in the Harrisburg, PA facility. Space requirements exceeding this square footage shall be subject to additional Fees as listed in Exhibit B.

1.3	Security will be provided 24 hours per day. All facilities are card access and maintain a closed circuit surveillance system.

1.4	Facilities will be ambient controlled at 15 - 25°C, cooler will be maintained at 2-8°C.

1.5	Cooler and Controlled product storage will be provided in the Memphis, TN location:

1.5.1	Cooler product storage – ***.

1.5.2	DEA Vault for CII product storage – ***

1.5.3	DEA Cage for CIII to CV product storage – ***.

1.6	SCS will provide and maintain ownership of all material handling, warehouse, storage, and information systems equipment as required to conduct warehousing operations for Endo.

1.7	SCS will provide all necessary I.T. equipment to support the project.

2.	Service Requirements Hours:

2.1	*** per ***, *** weeks per year, excluding weekends.

2.2	The hours of operation are 8AM – 5PM local warehouse time.

3.	Inbound

3.2	Inbound volume planned as follows:

Inbound	UOM	Non Controlled	CII	CIII-V	Cooler

Average Monthly	Receipts	***	***	***	***

Average Monthly	Lines	***	***	***	***

Average Monthly	Pallets	***	***	***	***

Annual	Receipts	***	***		***

Annual	Lines	***	***	***	***

Annual	Pallets	***	***	***	***

3.3	The unit of measure for the inbound product is a pallet.

3.4	Palletized Product Inbound Shipments: *** of receipts

Confidential & Proprietary

3.4.1	*** single SKU single Lot cartons

3.4.2	Pallets dimensions are assumed to be 48”x40”x52”.

3.5	100% of inbound product has a barcode.

3.6	Upon receipt, the SKU and carton quantity will be captured. All can be captured from barcodes on the outer carton.

3.7	Inbound inspection consists of a count and visual check for damage.

3.8	Damaged or not suitable product will be clearly marked and stored in a segregated area.

3.9	Expected volume growth over the life of the contract based on the following table:

Year	2	3	4	5
Growth %	***	***	***	***

3.10- Serial number tracking is not required for inbound goods

4.	Inventory and Storage

4.1	Total on-hand inventory planned at *** units.

4.2	There is an average of *** cartons per pallet.

4.3	There is an average of *** units per pallet.

4.4	Peak to average ratio is assumed to be ***.

4.5	Average inventory turns per year are ***:

4.5.1	Controlled products have an average of *** turns per year.

4.5.2	Non-Controlled products have an average of *** turns per year.

4.6	Storage has been designed to include the following for year five (5):

Storage Media (Pallets)	Total	Memphis	Harrisburg
Ambient	***	***	***
DEA Vault	***	***
DEA Cage	***	***
Cooler (2-8 Celsius)	***	***
Freezer	***	***
Total	***	***	***

4.7	Pallet storage quantities stated above include the packaging materials pallet storage requirements.

4.8	Pallets cannot be double stacked on the floor.

4.9	Standard SCS cycle counting is included. Cycle counting will be performed based on Clients direction as outline in the work instructions.

4.10	Should Endo require a physical inventory, this service will be performed at ad-hoc staffing rates.

4.11	Endo will be responsible for managing the reorder points and direct replenishment of merchandise.

4.12	SCS will determine all storage and picking locations and configurations.

4.13	*** growth is anticipated.

5.	Order Profile

5.1	The following details the Outbound Order Volume and Profile:

Confidential & Proprietary

Outbound	UOM	Non Controlled	CII	CIII-V	Cooler

Average Daily	Orders	***	***	***	***

Average Daily	Lines	***	***	***	***

Average Daily	Units	***	***	***	***

Average Monthly	Orders	***	***	***	***

Average Monthly	Lines	***	***	***	***

Average Monthly	Units	***	***	***	***

Annual	Orders	***	***	***	***

Annual	Lines	***	***	***	***

Annual	Units	***	***	***	***

5.2	Order volume split is planned as follows:

5.2.1	Memphis, TN: ***

5.2.2	Harrisburg, PA: ***

5.3	Pick mode breakdown is assumed as follows:

5.3.1	Pallet pick orders constitute *** of the unit volume

5.3.2	Carton pick orders constitute *** of the unit volume

5.3.3	Unit pick orders constitute *** of the unit volume

5.4	The unit of measure for the outbound product is a unit (“each”).

5.5	Pricing assumes no seasonality and spikes in volume. If high seasonality is experience, it will have an impact on cost that will be billed back to the customer.

5.6	*** of product requires over-packing before shipment.

5.7	Outbound packaging consists of a corrugated carton, dunnage, a packing list, and a shipping label. Cold storage packaging includes shipping carton, inner cooler, frozen gel packs and shipping labels. Packing supplies are not included in the pricing.

5.8	Destruction orders will be scheduled in advance by Client and entered manually by warehouse staff.

5.9	First Expire, First Out (FEFO) picking as outlined in client Work Instructions

6.	Shipping Profile

6.1	Product is shipped UPS Parcel and LTL

6.2	Parcel shipments represent *** of orders and *** of unit volume.

6.3	LTL shipments represent *** of orders and *** of unit volume.

6.4	International Order processing is not included. *** of orders are domestic shipments.

6.5	All parcel orders received by the agreed upon cutoff time in accordance with Exhibit A 14.6.3 will be shipped the same day.

6.6	All LTL orders received by the agreed upon cutoff time will be shipped the following day.

6.7	Any orders requiring expedited or alternate service levels will have full shipping/routing instruction included in the download instructions. Additional fees may apply to expedited orders.

7.	Returns –

7.1	The following details the returns volume and profile:

Confidential & Proprietary

Returns	UOM	Non Controlled	CII	CIII-V

Average Daily	Orders	***	***		***

Average Daily	Lines	***			***

Average Daily	Units			***	***

Average Monthly	Orders	***	***		**

Average Monthly	Lines	***	***		***

Average Monthly	Units	***	***		***

Annual	Orders	***	***		***

Annual	Lines	***	***		***

Annual	Units	***	***		***

7.2	*** returns are received via parcel.

7.3	Endo will provide all Return Merchandise Authorizations prior to receipt of goods in the warehouse.

7.4	Inspection of inbound returns does not require any additional training or special equipment to process.

7.5	Returned product will be received into a “segregated area” and not used to fill orders. Endo will periodically request this product to be shipped for destruction.

7.6	Any processing required after the return has been received, inspected, and put-away will be subject to ad-hoc labor rates.

8.	Customer Service

8.1	SCS will provide the following customer service activities:

8.1.1	***

8.1.2	***

8.1.3	***

8.1.4	***

8.1.5	***

8.2	Customer Service hours of operation are Monday – Thursday 8:00 AM – 8:00 PM and Friday 8:00AM to 6:00PM Eastern Standard Time (EST). Additional hours due to holiday or other reasons must be communicated in advance to ensure coverage.

8.3	Daily order cut-off time will be ***. Orders received after *** will be processed during the next business day. *** for cold chain

8.4	All procedures will be documented using SCS standard work instruction format and approved by Endo.

8.5	There will be *** SKUs maintained in the OMS Product Master.

8.6	SCS will provide Endo a file format for new products for the purpose of manually loading to the OMS Product Master.

8.7	SCS will not manage product substitution.

8.8	SCS and Endo will ensure that there is only one ship-to account for each ship-to location.

8.9	SCS will load any additional ship-to/bill-to/parent records manually in the OMS Customer Master. Ad Hoc rates may apply.

8.10	SCS will operate based on the following order arrival criteria:

9.11	EDI – ***

8.12	Phone/Fax/Email—***

8.13	Credit card processing is not included in the pricing.

Confidential & Proprietary

8.14	SCS will perform licensure verification for all orders.

8.15	Phone volume information for Order Entry and Inquiry:

Year 1
Calls per Day	***
Calls per Month	***
Calls per Year	***

8.16	Average call duration is *** minutes per call.

8.17	SCS is not responsible to answer any medical inquiries. Endo will provide a medical inquiry telephone number so that customer service may perform a trunk to trunk transfer. Process will be documented in the client specific work instructions.

8.18	Patient Assistance Program is not in scope.

8.19	Pricing will be maintained in Endo’s SAP system.

8.20	System will price the order based upon pricing information in SAP.

8.21	Endo will pay for postage for any correspondence. Costs will be billed ***.

8.22	Sample distribution is not in scope.

8.23	No charge order procedure will be documented in client specific work instructions.

8.24	SCS is not required to process International shipments. Procedures for shipments to Puerto Rico will be documented in client specific work instructions.

8.25	Rush orders will be processed based on only Endo’s authorization.

8.26	SCS assumes that drop shipments will be processed in accordance to the client work instructions.

8.27	Daily pro-active proof of delivery is not in scope. During month-end close, pro-active proof of delivery will be defined in client’s work instructions.

8.28	All orders have pre-paid freight unless otherwise specified on the approved client specific work instructions.

8.29	All backorders are maintained in the client SAP system . Backorders will be released based on direction from Endo.

8.30	Returns will be managed by SCS using the Endo return policy which will include damaged return and restocking fee rules.

8.31	Returns will be received in the lowest unit of measure.

8.32	SCS will file freight claims on Endo’s behalf with the established vendors and report weekly to Endo.

8.33	Call tags will be issued by SCS for all returns due to shipping error.

8.34	SCS will enter all errors in the Customer Issue Log (CIL). The CIL report will be distributed to Endo based upon an agreed upon frequency.

8.35	SCS will track and report standard KPI metrics to Endo on a monthly basis. Customer Service KPIs are:

8.30.1	Abandoned call percentage

8.30.2	Speed of answer

8.30.3	Order entry accuracy

9.	Accounts Receivable

9.1	SCS will provide the following accounts receivable activities:

9.1.1	***

9.1.2	***

Confidential & Proprietary

9.2	Any variations to the SCS Standard AR Operating Procedures will be agreed upon and determined if it impacts the headcount assigned for the account.

9.3	SCS will use Endo’s SAP system for accounts receivable.

9.4	AR Lines consist of the following: Invoice lines, debit memos, credit memos, deductions and payments on account.

9.5	Accounts Receivable invoice monthly volume is ***

9.6	Invoices for clients that do not receive it electronically are printed and mailed by SCS AR staff off Endo’s SAP system.

9.7	Accounts receivable core hours of operation are Monday – Friday 8:00 AM – 5:00 PM EST.

9.8	Customers will remit to the appropriate lockbox based on the product.

9.9	SCS will have access to Endo’s Lock Boxes via the web.

9.10	SCS will operate based on *** of the posting of cash occurs electronically.

9.11	SCS assumes that Endo’s products are not taxable.

9.12	SCS assumes a *** grace period for receipt of customer payment.

9.13	No collection activity on unearned discounts. Unearned discounts will be automatically written off. Any pursuance of said discount is the responsibility of Endo.

9.14	All credits will be mailed to the customer. Exception would be if deduction has already been taken on the AR.

9.15	Refunds will be processed according to the AR Standard Operating Procedures.

9.16	SCS will not issue checks to customers.

9.17	SCS assumes that there will be no receivables transferred to SCS.

9.18	SCS can submit for credit/debit without prior approval from Endo as long as all backup proves the credit/debit should be issued as agreed upon in the work instructions.

9.19	SCS AR staff will submit credit requests to SCS CS staff with a reason code attached.

9.20	SCS AR Management write off authority will be defined in client specific work instructions.

10.	Chargebacks

10.1	SCS will provide the following Chargeback (CB) activities:

Validation of Chargebacks/Error Processing

Working any CB discrepancies on the AR

10.2	SCS will operate as agreed upon in the work instructions. SCS will operate Endo in the Client’s SAP system.

10.3	Chargeback hours of operation are Monday-Friday, 8:00AM – 5:00PM EST.

10.4	Chargeback Line monthly volume is ***.

10.5	*** Chargeback lines will arrive via EDI.

10.6	Rebates, such as Government/Medicaid, will not be handled by SCS.

10.7	SCS will utilize the DEA/HIN or submitted ID for indirect customer base for SAP.

10.8	SCS is to notify wholesalers of any variance/reconciliation with debit memo manual.

10.9	No partial Chargeback will be released until the entire Chargeback is reviewed and reconciled.

11.	IT Assumptions

Confidential & Proprietary

11.1	SCS will use a Warehouse Management System (WMS) to manage receiving, storage, picking, packing, shipping, and inventory. All order processing, invoicing, Chargeback and account receivable will be perform in Client’s ***

11.2	The WMS may accommodate from *** up to *** warehouses for Clients. If more than *** locations are desired appropriate implementation costs will be incurred.

11.3	SCS will use the current Client ID.

11.4	New customer or SKU’s will be added according to the current Work Instructions.

11.5	Inventory rotation strategy is First Expire, First Out (FEFO) or as defined in client work instructions

11.6	Lot tracking is required.

11.7	The SCS WMS is the inventory system of record.

11.8	Client will provide a manual (fax, email or paper) Advanced Ship Notification (ASNs) for all orders shipped to the warehouse prior to receipt of goods and will include SKU level detail.

11.9	In the future, an electronic ASN is required for inbound receipt of e-Pedigree SKU’s.

11.10	Integration with Client’s host system is in place using the EDI AS2 Connection

Client to SCS

Sales Order

SCS to Client

Receiving Advice

Warehouse Shipping Confirmation

Warehouse Inventory Adjustment

11.11	Client will provide *** notice should Client or Client third party vendors make changes to any part of the host system or related supporting systems that impacts the SCS integration. Client will provide a detailed test script / plan and SCS may request additional testing. Additional costs will apply.

11.12	SCS is not responsible for service failures related to Client or Client’s third party vendor system upgrades, changes or enhancements.

11.13	Data will be exchanged with Client’s via AS2 connection .

11.14	Nominal User Acceptance Testing is included to test integration for new warehouses.

11.15	Additional trading partner integration (if required) will be handled on a per request basis.

11.16	Electronic interfaces with Client’s trading partners / customers will utilize a Value Added Network (VAN).

11.17	Client is responsible for their VAN charges.

11.18	All orders will be received electronically from Client’s host system.

11.19	CII orders must have the DEA 222 form mailed to the SCS distribution center for manual order entry and processing or client can transmit CII orders electronically. Trading partner CII order processing / Controlled Substance Ordering System (CSOS) is included in this agreement. Additional trading partner set-up will be performed at no additional charge for CSOS. However SCS adhoc IT rates will apply for any new customer EDI 850 set up activity.

11.20	Standard order validation rules apply. Orders that do not pass validation criteria will go on hold until resolved.

11.21	Backorder handling will follow current Work Instruction.

11.22	Lot number allocation is determined by the WMS.

11.23	Order cancellations are handled manually.

11.24	Client will pass the SCS carrier code in each order. The WMS does not determine the carrier.

Confidential & Proprietary

11.25	Client will determine fulfilling warehouse for customer orders or a default warehouse can be established in the ship to record in the customer master.

11.26	SCS will migrate client to a laser pick pack.

11.27	The WMS interfaces with UPS Worldship and auto-populates the ship-to customer name, address and SCS service level to the shipping station. Any non-UPS carrier tracking numbers (including Bill of Ladings for TL/LTL carriers) will be manually entered by operations. Client is responsible to install any non-SCS shipping stations.

11.28	A standard shipping label is included.

11.29	Standard reports are included. Reports are generated by SCS and placed on a secured website for Client retrieval.

11.30	SCS is filed as a Central Reporter with the DEA and will submit monthly or quarterly state and quarterly DEA ARCOS reporting of inventory transactions by warehouse to the appropriate agencies.

11.31	Standard return functionality is included.

11.32	IT hardware such as workstations, printers, scanners, etc. is included.

11.33	Any changes or customization to any SCS reports, documents (invoice, pack list, etc), labels, integration specifications and system will incur additional costs. Prior to any necessary customization, modification, or enhancement, Client will submit in writing both the business reason for the change and the functional design via SCS IT Change Control process.

12.	SCS IT Change Control

12.1	Any modification to SCS systems or interfaces will be managed through a SCS Change Request. Client must submit change requests to SCS according to SCS’ applicable IT change control procedure. Each change request should contain the business need and the desired date of implementation. SCS response may include: alternatives to the requested change; an estimate for completion and costs; additional requests for more detail; or a decision to not provide the change. SCS and Client will make reasonable efforts to resolve any issues with the request. Should SCS agree to implement the change request additional charges could apply. The exact completion date and time will be negotiated between the Parties. Any charges for SCS IT system changes will be billed in accordance with the Information Technology Labor rate listed in Exhibit B Fees.

Confidential & Proprietary

EXHIBIT D – EARLY TERMINATION COSTS

TO SERVICE SCHEDULE NO. 1 - WAREHOUSE DISTRIBUTION SERVICES

In accordance with section 2.2 of Service Schedule No1, the Client is required to pay the following Early Termination Costs:

Memphis

Month 1	***	Month 21	***	Month 41	***
Month 2	***	Month 22	***	Month 42	***
Month 3	***	Month 23	***	Month 43	***
Month 4	***	Month 24	***	Month 44	***
Month 5	***	Month 25	***	Month 45	***
Month 6	***	Month 26	***	Month 46	***
Month 7	***	Month 27	***	Month 47	***
Month 8	***	Month 28	***	Month 48	***
Month 9	***	Month 29	***	Month 49	***
Month 10	***	Month 30	***	Month 50	***
Month 11	***	Month 31	***	Month 51	***
Month 12	***	Month 32	***	Month 52	***
Month 13	***	Month 33	***	Month 53	***
Month 14	***	Month 34	***	Month 54	***
Month 15	***	Month 35	***	Month 55	***
Month 16	***	Month 36	***	Month 56	***
Month 17	***	Month 37	***	Month 57	***
Month 18	***	Month 38	***	Month 58	***
Month 19	***	Month 39	***	Month 59	***
Month 20	***	Month 40	***	Month 60	***

Harrisburg

***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***

Customer Service

Confidential & Proprietary

***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***

Financial Service

***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***

Confidential & Proprietary

EXHIBIT E – PRODUCTS

TO SERVICE SCHEDULE NO. 1 - WAREHOUSE DISTRIBUTION SERVICES

1.	Products

Products to be stored and handled pursuant to this Schedule are as follows:

Part Id	Description	Part Id	Description
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

Confidential & Proprietary

***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

Confidential & Proprietary

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended. REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.

SERVICE SCHEDULE NO. 2 - TRANSPORTATION MANAGEMENT SERVICES

This Service Schedule No. 2 for Transportation Services (“Schedule”) is attached to and made part of that certain Master Services Agreement dated ***, (the “MSA”) by and between UPS Supply Chain Solutions, Inc. (“SCS”) and (“Customer”) as of *** (the “Effective Date”). Capitalized terms not defined in this Schedule shall have the meaning set forth in the MSA.

1. Provision of Services. SCS will provide transportation services to support Customer’s logistics requirements related to transportation (the “Services”), in accordance with the MSA, the Governing Publications (as defined below) this Schedule and all bills of lading and other transportation documents issued by SCS and carriers, and the Exhibits specified below which Exhibits, transportation documents and Governing Publications are incorporated into this Schedule by reference. In the event of a conflict or inconsistency between this Schedule and any of the documents specified above, the order of precedence shall be as follows: (a) this Schedule, (b) the MSA, (c) Exhibits A and B, (d) transportation documents, and (e) the Governing Publications. Customer acknowledges that this Schedule does not provide for the handling or transportation of Hazardous, or Dangerous Goods. Such services may be provided to Customer upon mutual agreement and execution of SCS’s then-current services appendix for such services.

Exhibit A – Fees

Exhibit B – Operating Parameters

1.1 Transportation Management Services. Customer requests, and SCS agrees to provide the Services pursuant to this Schedule, the MSA, and the SCS Logistics Terms and Conditions of Service (available upon request and on the World Wide Web at http://www.ups-scs.com/tools/terms/logistics_tc.pdf) in effect on the date of service, which are incorporated herein by this reference as though fully set forth herein and which will govern the Services unless otherwise specifically modified by this Schedule.

2. Term and Termination. The initial term of this Schedule shall commence on the Effective Date and shall continue up to and including March 31, 2015, unless earlier terminated in accordance with the MSA. Thereafter, this Schedule will automatically renew for successive one-year renewal terms, unless either Party gives the other Party written notice of non-renewal at least ninety (90) days prior to the expiration of the then-current term. In addition to the termination provisions in the MSA, this Schedule may be terminated by either Party: (a) without cause upon one hundred eighty (180) days prior written notice or (b) with cause upon the commission of a material breach of this Schedule which is not cured within ninety (90) days after the breaching Party receives notice.

3. Fees. The Fees applicable to the Services and the Operating Parameters (as defined below) on which SCS has calculated the Fees are specified on Exhibit A. SCS will invoice Customer for the Fees as they are incurred by SCS, including following each shipment. Customer will pay all Fees on an invoice within *** from date of the invoice. The Fees will be reviewed annually. In addition, carrier surcharges associated with potential federal mandates pertaining to national security will be passed on to Customer, and Customer will pay them.

4. Operating Parameters. SCS has calculated the Fees set forth on Exhibit A based on the Operating Parameters set forth in Exhibit B. A change in any operating parameter will be governed by Section 3.5 of the MSA

5. Liability for Loss or Damage. SCS shall use commercially reasonable efforts to require all carriers (including carriers that are affiliates of SCS) selected by SCS for the purposes of transporting Goods to maintain motor cargo insurance in the amount of *** to cover lost or damaged Goods caused by carrier’s negligence. Notwithstanding the foregoing, Customer acknowledges and agrees that the carrier of the Goods shall have the risk of any loss of or damage to the Goods managed pursuant to this Schedule while the Goods are in such carrier’s care, custody, or control on such terms and conditions as may be agreed to in writing between SCS and the carrier. Notwithstanding anything to the contrary in this Agreement, SCS shall have no liability for any loss of or damage to any Goods transported by a carrier (including carriers that are affiliates of SCS) and, in each such event, any claim of loss of or damage to such Goods shall be governed by the applicable standard terms and conditions of such carrier. In no event shall SCS have any responsibility to pay any amounts which a carrier fails or refuses to pay with respect to any carrier claim.

6. Carrier Claims. Upon Customer’s request and payment of the associated Fees specified on Exhibit A, SCS will file on Customer’s behalf any claim for any loss or damage to Goods, provided that Customer gives SCS written notice of such claim within *** after delivery of the Goods by SCS’s carrier or *** after Customer is given written notice by SCS that loss or damage to the Goods has occurred. If Customer fails to provide SCS notice of a claim in accordance with this Section, Customer’s right to bring such claim is waived. SCS will act on behalf of Customer in the filing and processing of such claims, and Customer will reimburse SCS for all reasonable costs and expenses incurred by SCS in connection with the filing and prosecution of such claims.

Confidential & Proprietary

7. Disclaimer. SCS is not responsible for any consequences that result from any action of Customer in following or declining to follow any advice of SCS, it being acknowledged and agreed by Customer that all decision-making regarding Customer, including without limitation whether or not to follow any advice given by SCS, is solely the responsibility of Customer.

8. Notices. In addition to the requirements of the Notices provision in the MSA, any notice required under this Schedule shall be directed to the following individuals:

To SCS:

UPS Supply Chain Solutions, Inc.

12380 Morris Road

Atlanta, Georgia 30328

If to Customer:

9. Governing Publications. Transportation of all Goods under this Schedule is subject to the following publications:

National Motor Freight Classification (“NMFC”) - 100 W series or reissues thereof.

U.S. Postal Service Zip Code Directory.

P.C. Miler as appropriate to the contracts and shipments involved, in use by SCS at date of shipment.

If any such publication conflicts with this Schedule, this Schedule shall govern.

10. Survival. The following provisions of this Schedule will survive its expiration or termination: Termination Costs, Liability for Loss or Damage, and Carrier Claims.

IN WITNESS WHEREOF, the parties hereto have caused this Schedule to be executed by their duly authorized representatives as of the day and year first written herein.

UPS SUPPLY CHAIN SOLUTIONS, INC.	ENDO PHARMACEUTICALS INC.

“SCS”	“CUSTOMER”

/s/ Matt Kristufek	/s/ David P. Holveck
Signature	Signature

Matt Kristufek	David Holveck
Printed Name	Printed Name

Global Contracts Manager	President and Chief Executive Officer
Title	Title

May 18, 2010	5/10/10
Date	Date

Confidential & Proprietary

EXHIBIT A – FEES

TO SERVICE SCHEDULE NO. 2 - TRANSPORTATION SERVICES

In accordance with this Schedule, Customer will pay to SCS the following Fees:

1.	*** Maintenance Fee: *** of *** invoiced TL transportation expense.

2.	Surcharge for invoices received from carriers not identified in the SCS Routing Guide: *** of *** invoiced LTL expense.

3.	Accessorial charges will be charged to the Customer as incurred. Accessorial charges are not included in the published rates.

4.	Rates for non-temperature controlled LTL are:

LTL

LTL Rates: Based on ***
***.
The rates below are not inclusive of UPS SCS fuel surcharge or other accessorial charges.

Carrier	Discount	Minimum Charge	Coverage
	***	***	***,
VITR			***
	***	***
UPGF			***

UPGF	***	***	***
	***	***	***
UPGF
CNWY	***	***	***
	***	***
CNWY			***

4.1 LTL shipments will be rated off of CZAR 2000

4.2 Rates published herein are applicable on direct shipments

4.3 Rates published herein apply to shipments were SCS is shown on the original Bill of Lading as the payer of the freight charges.

5.	Carrier charges shall be billed to Customer at the agreed upon rates. SCS will use commercially reasonable efforts to minimize or eliminate annual price increases from its core carriers. However, SCS will pass any carrier price increases on to Customer.

Confidential & Proprietary

EXHIBIT B – OPERATING PARAMETERS

TO SERVICE SCHEDULE NO. 2 - TRANSPORTATION SERVICES

Based on the data supplied by Customer, SCS anticipates the following Operating Parameters:

1. Goods: FDA approved pharmaceuticals

2. The location of the distribution facilities may change during the term of this TSA. The solutioned locations are Harrisburg, PA and Memphis, TN.

3. Hours of Operation: 7:00 AM through 5:00 PM local facility time, Monday through Friday, excluding Holidays specified in this Services Appendix.

4. After hours Services operations coverage will not be required.

5. Holiday Schedule:

Thanksgiving Day	Day after Thanksgiving

Christmas Day	New Year’s Eve

New Year’s Day	Memorial Day

4th of July	Labor Day

6. SCS will manage SCS carrier contracts and negotiations on behalf of customer for carrier parts of this program

7. FAK 70 was assumed

8. Other Value Added Services can be added if mutually agreed upon between SCS and customer. Fees and services can be provided on a spot quote basis.

9. SCS will manage the claims process with SCS contracted carriers that are part of this program on behalf of customer.

10. Service requirements under this TSA exclude: However services could be provided as needed.

10.1.1.	Team driver service

10.1.2.	Flatbed or other specialized equipment

10.1.3.	Expedited or guaranteed transit

10.1.4.	Customers House Brokerage, Customs Clearance, Duties, Taxes, or any charges based on International shipments.

11. Serviced requirements under this agreement include:

11.1.1.	LTL

11.1.2.	Reporting

12. Governing Publications. Transportation of all Goods under this schedule is subject to the following publications:

12.1.1.	National Motor Freight Classification (“NMFC”)-100W series of reissues thereof

12.1.2.	US Postal Service Zip Code Directory

12.1.3.	PC Miler as appropriate to the conflicts with this Schedule, this Schedule shall govern.

13. General Freight Characteristic Assumptions

13.1.1.	Freight is packaged, palletized, and shrink-wrapped

13.1.2.	Driver no touch, dock to dock deliveries

13.1.3.	Pricing will undergo a *** review to validate operating parameters. If determined the operating parameters are different that originally presented, SCS will notify Endo of its concerns, and the parties will negotiate in good faith for a revised pricing schedule.

Confidential & Proprietary

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended. REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.

SERVICE SCHEDULE 3 – WAREHOUSING, DISTRIBUTION, AND/OR TRANSPORTATION OF

PRODUCTS REGULATED UNDER “FOOD & DRUG LAWS”

This Service Schedule No. 3 for the Warehousing, Distribution, and/or Transportation of Products Regulated under Food & Drug Laws as hereafter defined (“Schedule”) is entered into *** (the “Effective Date”) and is attached to and made part of that certain Master Services Agreement dated *** (the “MSA”) by and between UPS Supply Chain Solutions, Inc. (“SCS”) and Endo Pharmaceuticals Inc. (“Customer”) and other terms of the Agreement (as that term is defined in the MSA). The terms and conditions of the Agreement are incorporated herein by reference, and the terms of this Schedule apply to the entire Agreement (except to the extent that the Agreement includes or incorporates a Small Package Service Schedule and/or Small Package Carrier Agreement, in which case the terms of the Small Package Service Schedule and/or Small Package Carrier Agreement govern relevant aspects of the Services without regard to this Schedule). Terms not defined in this Schedule have the meaning set forth in the Agreement. In the event of a conflict between any of the documents specified below and this Schedule, this Schedule controls.

1. Definitions. “Food & Drug Laws” means: (i) the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 301 et seq. (“FFDCA”), and any current or future amendments thereto, (ii) any current or future federal, state, or local laws, ordinances, or common law of the United States (“U.S.”) and of any other country or jurisdiction (including but not limited to U.S. and non-U.S. federal, state, and municipal governments) that are similar or analogous to the FFDCA (e.g., laws administered by the U.S. Department of Agriculture, the U.S. Drug Enforcement Administration, State boards of pharmacy), (iii) any current or future rules, regulations, policies, guidelines, guidance, directives, or orders adopted by any governmental authority pursuant to or implementing the FFDCA or similar or analogous laws, and (iv) any other current or future law, amendment, rule, regulation, policy, guideline, guidance, directive, order, or terms of any approval, clearance, authorization, or regulatory notification relating to any drug, medical device, biologic, dietary supplement, cosmetic, food, animal drug, ingredient, component, accessory, or other Products defined in or regulated under Food & Drug Laws (collectively, “Regulated Products”).

2. Identification of Regulated Products and Statement of Work. Customer represents and warrants that it has specifically identified and provided to SCS in writing the identification (including, but not limited to, regulatory status and all relevant characteristics, classifications, and terms of any approval, clearance, authorization, or regulatory notification) of all Products that may constitute or contain Regulated Products. Throughout the Term, Customer will continue to identify and immediately notify SCS in writing of any Products that may constitute or contain Regulated Products not identified as of the Effective Date. Notwithstanding any other provision of this Agreement, SCS may, at its sole discretion, accept, accept with limitations, or refuse to store, warehouse, distribute, transport, or otherwise handle or address any Regulated Products (whether identified before or after the Effective Date). Customer and SCS have developed and agreed upon a written Statement of Work (“SOW”) attached to the Agreement as Exhibit A, which describes in detail SCS’ accepted functions and service locations with respect to identified Regulated Products. The SOW comprises part of the Agreement, and defines the scope of SCS’ obligation under the Agreement. The SOW does not encompass Regulated Products that are identified after the date of execution of the SOW; in the latter instance, a written amendment to the SOW will be necessary and SCS may, at its sole discretion, accept, accept with limitations, or refuse to store, warehouse, distribute, transport, or otherwise handle or address any Regulated Products identified after the Effective Date.

3. Customer Warranties. Customer represents and warrants that (i) it shall not offer, present, or otherwise tender Regulated Products except in conformity and full compliance with the Agreement and all Food & Drug Laws, (ii) any Regulated Products are authorized, fit, and safe for storage, warehousing, distribution, transportation, and/or to be otherwise handled or addressed in accordance with the Agreement at the time and in the condition in which they are tendered, and do not contaminate or have the potential to contaminate or otherwise adversely affect SCS’ facilities or other Products or items contained in such facilities, (iii) any Regulated Products released by Customer’s quality assurance organization for immediate distribution are in full compliance with all applicable Food & Drug Laws including, without limitation, requirements relating to adulteration, misbranding, marketing or distribution authorization, manufacturing, labeling, expiration dating, packaging, registration, import notification, shipping documentation, and are suitable for the intended methods of shipment and conditions of storage and handling utilized by SCS, (iv) the SOW and any work instructions and procedures provided to SCS (including by reference or adoption) relating to the storage, warehousing,

Confidential & Proprietary

distribution, transportation, or other handling or addressing of Regulated Products are in full compliance with Food & Drug Laws, (v) any storage or handling equipment, software, packaging, materials, specifications, procedures, and instructions supplied by, or otherwise provided on behalf of, Customer to SCS are qualified or validated for their intended uses and otherwise in full compliance at all times with Food & Drug Laws, (vi) any person to whom, and any address to which, Customer requests that Regulated Products be sent is authorized (and will remain authorized throughout any period of time necessary for the SCS to fulfill its obligations under the Agreement) to receive relevant Regulated Products, and (vii) unless expressly identified in the SOW as an SCS responsibility, Customer has made (and, if necessary, has obtained clearance or approval of), and will maintain and update (as necessary) throughout any period of time necessary for SCS to fulfill its obligations under the Agreement, any necessary or appropriate submission or notification to third parties (including, without limitation, all relevant governmental entities and their contractors). SCS is not responsible for determining the accuracy of any of Customer’s representations or warranties and is entitled to rely on such representations as fully complete and accurate; provided, however, that SCS may verify the accuracy of any Customer representation or warranty, and Customer will support SCS’ reasonable verification activity.

4. Customer Responsibilities. Customer and SCS have completed in writing complete, detailed work instructions, procedures, and identification of both normal and special conditions applicable to the storage, warehousing, distribution, transportation, or other handling or addressing of Regulated Products, including, without limitation, work instructions, procedures, and conditions relating to incoming and outgoing inspection; holding, storage, distribution, and transportation conditions appropriate to ensure the integrity, quality, purity, and compliance of the Regulated Products with all Food & Drug Laws; environmental specifications; packaging (including materials specifications, packing configurations and protocols, and any required markings); labeling; instructions for handling damaged, recalled, returned, or quarantined product; addressing Customer-related complaints; and monitoring, record-keeping, and reporting. Customer is responsible for specifying which work instructions and conditions involve requirements under Food & Drug Laws, and identifying the specific regulatory practices and operational or other standards the Customer knows or has reason to know SCS is required by Food & Drug Laws to perform or meet, or that may otherwise be reasonably required or desirable to ensure product quality, integrity, purity, and conformance to Food & Drug Laws. SCS, in its sole discretion, may refuse to store, warehouse, handle, or distribute any Regulated Products when work instructions, procedures, or special conditions would result in SCS being required under Food & Drug Laws to perform a specific regulatory practice and/or meet a specific standard except as otherwise agreed in writing between the parties. Customer agrees to update in a timely fashion all work instructions, procedures, and conditions as necessary to ensure product quality and integrity and compliance at all times with Food & Drug Laws. Customer is responsible for qualifying and maintaining any storage, handling, or transportation equipment, packaging, other materials, protocols, specifications, and other information provided to SCS and for validating the specifications and procedures for the maintenance and use of such equipment, packaging, materials, specifications, or other information. Customer is responsible for supplying, or coordinating the provision of, information and evidence (including, without limitation: (i) information and evidence relating to prior transactions involving Regulated Products, (ii) confirmation of SCS’ status as an authorized agent to distribute Customer’s Regulated Products; (iii) licensure or other credentialing information relating to suppliers or intended recipients of Regulated Products, and (iv) documentation or other evidence confirming submission or notification having been made to third parties and the results thereof that are necessary or reasonably requested by SCS. Customer is generally responsible for communicating information to the U.S. Food and Drug Administration or any other applicable U.S., non-U.S., state, or local governmental authority or recipient of Regulated Products regarding the storage, warehousing, distribution, or other handling or addressing of Customer’s Regulated Products; provided, however, that SCS may communicate with any governmental authority or recipient of Regulated Products in accordance with the SOW and Section 6 of this Schedule, or if otherwise reasonably necessary or appropriate.

5. Customer is Owner and Distributor of Record. Customer acknowledges and agrees that it is the primary distributor or other primarily responsible person of record for any Regulated Products and, to the extent that SCS prepares or signs any distribution papers or other documentation, it will do so as the express authorized agent of Customer. Customer further covenants and agrees that SCS’ preparation of or signature on distribution papers or other documentation is based on SCS’ reliance on Customer’s representations as set forth herein and as set forth on any papers or information that Customer provides to SCS in connection with any Regulated Products.

6. Contact Information. Customer will supply and maintain up-to-date Customer contact information relevant to specific Regulated Products, and Customer has the sole responsibility to address any inquiry or request directed to such contact and to prepare any analysis, report, form, or response associated with such inquiry or request. In the event that Customer has failed to supply or to maintain contact information, SCS is entitled to communicate with, and respond to requests of, the U.S. Food and Drug Administration or any other applicable U.S., non-U.S., state, or local governmental entity or recipient of Regulated Products. In the event that Customer has failed to supply or to maintain contact information, and after SCS has made a reasonable attempt to contact Customer, SCS is also entitled, in SCS’ sole discretion, to destroy or otherwise dispose of Regulated Products. Customer will have no cause of action or claim against SCS for liabilities, claims, suits, actions, damages, losses, costs, or expenses arising from SCS’ communication or action in accordance with this provision.

Confidential & Proprietary

7. Registration/Licensure. To the extent that Customer or SCS is required to register with, obtain a license from, or make any notification or report to the U.S. Food and Drug Administration or any other U.S. or non-U.S. governmental entity, Customer or SCS (as appropriate) represents and warrants that it has and will maintain such required registration, license, notification, or report, and will provide evidence of a valid registration, license, notification, or report at the request of the other Party, provided that nothing in this Agreement implies a duty on the part of SCS to request such evidence. Customer further warrants that it has obtained, currently possesses, and maintains all required Food & Drug Law approvals, clearances, licenses, permits, and authorizations and has made all required notifications or reports.

8. Compliance/Quality Assurance Program. Customer represents and warrants that (i) it maintains a compliance/quality assurance program regarding Regulated Products designed to prevent, detect, and respond to violations of Food & Drug Laws by Customer, its employees, agents, or contractors, and (ii) all employees who perform functions relating to Regulated Products have been trained (and a program exists for the training) as required by any applicable Food & Drug Laws.

9. SCS Compliance Programs. Customer covenants and agrees that any compliance programs or measures instituted by SCS in respect of Regulated Products does not modify, alter, or reduce Customer’s obligations hereunder, nor will such actions expand or increase any duties or obligations on the part of SCS. If in any individual instance, SCS should undertake action or obligation that is not specifically assigned under this Agreement with respect to Regulated Products, such undertaking will not constitute any waiver, amendment, or alteration of this Agreement, and Customer will retain all obligations hereunder.

10. Suspect Products. SCS will notify Customer upon identification of any Regulated Products that SCS concludes for any reason it cannot or will not distribute or deliver under the Agreement (“Suspect Products”). Suspect Products do not include damaged Product, which are handled in other documents between the parties. After reviewing available information about the Suspect Products, SCS will determine if Suspect Products are able to be distributed and/or remain in SCS’ custody. If SCS determines that SCS cannot or will not distribute the Suspect Products and the Suspect Products may not remain in SCS’ custody, Customer must provide for the removal of the goods within the time specified by SCS. If Customer does not respond to SCS’ notification, at the sole discretion (but not obligation) of SCS, SCS may take any commercially reasonable action in relation to Suspect Products. Customer shall reimburse SCS for all reasonable expenses incurred as a result of Suspect Products. Customer further shall reimburse SCS for all expenses incurred by SCS as a result of Customer’s refusal to accept return of Regulated Products that are not able to be distributed or delivered for any reason.

11. Right to Limit Quantities. Customer acknowledges and agrees that SCS may limit the quantity of Regulated Products maintained at any particular SCS-owned or leased Facility in order to comply with Food & Drug Laws. Upon SCS’ request, Customer will provide information on the projected quantities of its Regulated Products requirements in a format requested by SCS. SCS will not be required to modify or upgrade any facility to enable such facility to accommodate greater quantities of Regulated Products, unless the parties mutually agree in writing to such modifications or upgrades at the Customer’s sole expense.

12. Notification. Customer or SCS will immediately notify the other Party if Customer or SCS (i) has reason to believe that Regulated Products tendered to SCS are non-compliant with Food & Drug Laws; (ii) has reason to believe that information or items previously supplied are materially incomplete or inappropriate (including by virtue of being inaccurate); or (iii) receives any written or oral warning (including FDA Form 483, untitled letter, or Warning Letter) or other notice of threatened or impending investigation, enforcement action, citation, indictment, claim, lawsuit, or proceeding issued by any federal, state, or local governmental entity or agency, or any other entity or person, against Customer or any of its affiliates or SCS, or of any revocation or threatened revocation of any license, permit, approval, clearance, or other authorization, but only to the extent that any of the foregoing relates to Customer’s Regulated Products that have or may be presented, offered, or otherwise tendered to SCS under the MSA.

13. Indemnification. Customer shall indemnify and hold harmless SCS from and against any and all claims, demands, actions, causes of action, losses, judgments and damages, brought or alleged by a third party, and any and all costs or expense relating thereto (including but not limited to attorney’s fees, court costs and costs of settlement) arising as a result of any actual or asserted violation of the Federal Food, Drug, and Cosmetic Act or any other federal, state, or local law or regulation by virtue of which Products supplied or delivered by Customer are alleged or determined to be adulterated, misbranded, mislabeled or otherwise not in full compliance with any such law or regulation, except to the extent arising out of SCS’ negligence or willful misconduct.

14. Regulatory Inspections and Sampling. Upon presentation of a notice of inspection by a regulatory investigator, SCS will permit such investigator to inspect any warehouse and related facilities or vehicles where Regulated Products are held, in accordance with SCS policies and procedures for such inspections. SCS will promptly notify Customer of a regulatory inspection that may directly or indirectly involves Customer’s Regulated Products. In the event a regulatory investigator requests samples of Regulated Products, SCS will grant the request and notify Customer. Customer will have

Confidential & Proprietary

no cause of action or claim against SCS for liabilities, claims, suits, actions, damages, losses, costs, or expenses arising from permitting an inspection, including related sampling, under this provision.

15. Term. The term and termination of this Schedule is as provided in the MSA in Section 2.2.

IN WITNESS WHEREOF, the Parties hereto have caused this Schedule to be executed by their duly authorized representative as of the Effective Date.

UPS SUPPLY CHAIN SOLUTIONS, INC.	ENDO PHARMACEUTICALS INC.

/s/ Matt Kristufek	/s/ David P. Holveck
Signature	Signature

Matt Kristufek	David Holveck
Printed Name	Printed Name

Global Contracts Manager	President & Chief Executive Officer
Title	Title

May 18, 2010	5/10/10
Date	Date

Confidential & Proprietary

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended. REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.

SERVICE SCHEDULE NO. 4 – WAREHOUSING OF HAZARDOUS MATERIALS

This Service Schedule No. 4 for Hazardous Materials (“Schedule”) is attached to and made part of that certain Master Services Agreement dated ***, (the “MSA”) by and between UPS Supply Chain Solutions, Inc. (“SCS”) and Endo Pharmaceuticals Inc. (“Customer”) as of *** (the “Effective Date”). The terms and conditions of the MSA are incorporated herein by reference. Terms not defined in this Schedule shall have the meaning set forth in the MSA. To the extent that a conflict exists between the terms and conditions of this Schedule and those of the MSA, the terms and conditions of this Schedule will supercede.

1. Hazardous Materials Under This Schedule. SCS agrees to provide Services for the hazardous materials or dangerous goods (collectively “Hazardous Materials”) that are listed in Attachment 1 to this Schedule which is attached hereto and incorporated herein by reference.

2. Authorized Stocking Locations. Customer must make every effort to limit shipment of hazardous material inventories only to the SCS locations authorized under this Schedule. Storage and warehouse distribution services for the hazardous materials declared in Attachment 1 of this Schedule will be limited to the following two (2) locations:

2.1. Memphis, TN

2.2. Harrisburg, PA

3. No Waste. SCS shall not provide Services for any solid waste, hazardous waste, or restricted waste (including medical waste) as listed in or regulated pursuant to any environmental law (including but not limited to the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act, 42 U.S.C. §§ 6901, et seq.) or regulation in effect now or in the future.

4. Compliance With Applicable Hazardous Materials Requirements. Customer shall comply with all applicable legal and regulatory requirements related to Hazardous Materials. Any compliance programs or measures instituted by SCS in respect of Hazardous Materials shall not modify or reduce Customer’s obligations hereunder, nor shall such actions increase any obligations of SCS. UNLESS CUSTOMER EXPRESSLY DIRECTS SHIPMENT EXCLUSIVELY BY GROUND AND/OR MARITIME, CUSTOMER SHALL OFFER, PRESENT OR OTHERWISE TENDER TO SCS ALL HAZARDOUS MATERIALS IN COMPLIANCE WITH THE REQUIREMENTS FOR TRANSPORT BY AIR.

5. Identifying & Classifying Hazardous Materials. Customer shall provide SCS with: (1) information pertaining to the identity and classification of all Hazardous Materials; (2) copies of applicable exemptions, exceptions, permits or approvals that apply to the Hazardous Materials; and (3) all reasonably available documentation, including without limitation Material Safety Data Sheets, relating to environmental, health or safety matters associated with the Hazardous Materials. Customer agrees to complete and provide to SCS the “Customer Notification of Hazardous Materials” which is attached hereto and incorporated herein by reference. The person or party responsible for providing hazardous materials information required under this Schedule to UPS SCS on behalf of the Customer on an on-going basis is:

5.1 Name: Lisa Walker                        Telephone: 610-558-9800 ext 4130

6. Packing, Marking, Labeling, and Documenting Hazardous Materials. Customer warrants and represents that any packaging that it provides SCS for the purposes of transporting Hazardous Materials satisfies prescribed specification and testing requirements. SCS’s preparation of or signature on documentation such as shipping papers shall be based on SCS’s reliance on information that Customer has provided to SCS. SCS shall not be responsible for determining the accuracy of any of Customer’s information.

7. Handling Hazardous Materials. Customer is responsible for properly handling any Hazardous Materials in its possession to ensure that they are fit and safe for transport when tendered to SCS. To the extent that Customer loads or unloads Hazardous Materials on, into or from any vehicle, Customer shall comply with all applicable loading, unloading, segregation, blocking, bracing and related requirements. Customer warrants and represents that all Customer employees involved in identifying, classifying, packing, marking, labeling, documenting and handling such Hazardous Materials for transport are properly trained, tested and certified in accordance with all applicable requirements. To the extent Customer handles Hazardous Materials and does not contract such actions out, Customer warrants and represents that it will maintain an effective compliance program regarding Hazardous Materials that is designed to prevent and detect undeclared Hazardous Materials and violations of applicable requirements pertaining to Hazardous Materials. To the extent Customer uses subcontractors to handle Hazardous Materials, Customer warrants and represents that it will only use subcontractors that maintain an industry-standard compliance program regarding Hazardous Materials

Confidential & Proprietary

that is designed to prevent and detect undeclared Hazardous Materials and violations of applicable requirements pertaining to Hazardous Materials.

8. SCS Right of Refusal. SCS reserves the right to reject, refuse, or dispose of Hazardous Materials that it determines not to have been in accordance with this Schedule. Customer shall reimburse SCS for any costs or expenses incurred by SCS if the consignee refuses to accept Hazardous Materials that are not deliverable for any reason, including, but not limited to, wrong delivery address.

9. Indemnity. Customer agrees to indemnify, defend, and hold harmless SCS, and its affiliated companies, their officers, directors, employees, agents, and their successors and assigns, from all claims, demands, expenses (including reasonable attorneys’ and consultants’ fees), liabilities, causes of action, enforcement procedures, and suits of any kind or nature (hereinafter “Claims”), of which SCS may hereinafter incur as a result of Customer’s breach of this Schedule or its non-compliance with applicable requirements pertaining to Hazardous Materials, whether such action is brought by a governmental agency or other person or entity, except to the extent that such Claims result from SCS’s failure to reasonably follow Customer’s written instructions or SCS’s willful misconduct or that of its employees, subcontractors, or agents, in which case SCS shall indemnify Customer. Customer shall be liable for any damage to persons or property caused by the transportation, loading, unloading, storage, or handling of Hazardous Materials, except to the extent that such damage results from SCS’s failure to reasonably follow Customer’s written instructions or SCS’s willful misconduct or that of its employees, subcontractors, or agents. Customer’s indemnification obligations in this Section 9 are in addition to the indemnification obligations set forth in the MSA and shall survive the termination or expiration of this Schedule.

11. Term. The term and termination of this Schedule is as provided in the MSA in Section 2.2.

12. Emergency Contact Information. Customer shall supply SCS with all necessary emergency contact and response information for documentation such as shipping papers associated with Customer’s Hazardous Materials, and Customer shall have the sole responsibility to address any inquiry directed to such contact and prepare any reports or forms associated with such inquiry. If Customer is in physical possession of the Hazardous Materials when a reportable incident or release occurs, Customer shall have sole responsibility for providing required notification(s) to third parties, including government authorities. When SCS tenders hazardous materials shipping papers on behalf of the Customer, the emergency telephone number to be indicated on those shipping papers is

12.1 610-558-9800.

13. DOT Registration. To the extent that Customer requires a U.S. Department of Transportation registration number pursuant to subpart G of part 107 of title 49 of the U.S. Code of Federal Regulations, Customer represents and warrants that it has obtained such a registration number and shall provide evidence of a valid registration number at the request of SCS, provided that nothing in this Schedule shall imply a duty on the part of SCS to so request a registration number.

IN WITNESS WHEREOF, the Parties hereto have caused this Schedule to be executed by their duly authorized representative as of the Effective Date.

UPS SUPPLY CHAIN SOLUTIONS, INC.	ENDO PHARMACEUTICALS INC.
“SCS”	“CUSTOMER”

/s/ Matt Kristufek	/s/ David P. Holveck
Signature	Signature

Matt Kristufek	David Holveck
Printed Name	Printed Name

Global Contracts Manager	President & Chief Executive Officer
Title	Title

May 18, 2010	5/10/10
Date	Date

Confidential & Proprietary

ATTACHMENT NO. 1 - CUSTOMER NOTIFICATION OF HAZARDOUS MATERIALS

TO SERVICE SCHEDULE NO. - HAZARDOUS MATERIALS

Instructions

General	The Customer Notification of Hazardous Materials form identifies the information required for each hazmat item to be approved for storage and shipment by UPS-SCS.

All additional or future hazmats are prohibited by UPS-SCS from warehouse storage and transport until the information indicated here has been provided.

Customer Information	Provide the name of your company’s hazmat contact, the emergency telephone number to be used on hazmat shipping papers, and the proposed stocking locations (if known).

Product Identification	Product Name: Provide the complete manufacturer product name for the item.

SKU: Provide the unique Stock Keeping Unit number for the item. Different sizes of the same product must have separate SKU’s. (Company Part Numbers).

Handling	Cases To Be Opened?: Yes or No. Yes, if a case or box must be opened to pick an “each” and item must be re-packaged. No, if items are unopened and re-shipped in same packaging as provided.

Excepted Materials Lithium Battery Definitions: DOT- 49 CFR Special Provision 188. IATA - Packing Instructions 965, 966, 967 (secondary) and 968, 969, and 970 (primary).

Indicate all categories that apply:

Primary Lithium batteries and cells: For an “excepted” or “small” non-rechargeable lithium battery, indicate if SKU is a Battery Only (UN3090), contains batteries Packed With Equipment, contains 2 or less Batteries Contained in Equipment or 3 or More Batteries Contained in Equipment (UN3091). No additional information for excepted lithium batteries is required.

Secondary Lithium batteries and cells: If item is an “excepted” or “small” rechargeable lithium battery, indicate if SKU is a Battery Only (UN3480), contains batteries Packed With Equipment, contains 2 or less Batteries Contained in Equipment or 3 or More Batteries Contained in Equipment (UN3481). No additional information for excepted lithium batteries is required.

Non-Spillable Battery: Yes, if item is a UN2800 battery that has successfully passed the vibration and pressure testing as required to be “excepted” under DOT - 49 CFR 173.159 and IATA - Special Provision A67, and the battery and outer packaging are marked “NONSPILLABLE”. If “YES”, no further information on this SKU is required.

Classification Information	UN ID #: Provide UN ID number assigned to selected proper shipping name.

Proper Shipping Name: Provide the specified proper shipping name from 49 CFR or the IATA Dangerous Goods Regulations. Provide technical names for “N.O.S.” entries as required.

Hazard Class: Provide primary hazard class and any subsidiary hazards that the product meets.

PG: Provide packing group assignment (I, II, or III) for material as applicable.

Confidential & Proprietary

Shipping Information	Please respond to the request for modal-specific shipping information by using only one of the terms provided in this column below and appearing in bold type.

US Department of Transportation - 49 CFR	DOT - Domestic US Shipments: How is this SKU to be shipped within the United States? As a Small Quantity-ground shipment in accordance with 49 CFR 173.4, as an Excepted Quantity-Air shipment in accordance with 49 CFR 173.4a, as a Consumer Commodity, ORM-D, as a Limited Quantity (LTD QTY), as a Fully-Regulated solid or liquid shipped in a UN-Specification packaging or Fully-Regulated gas shipped in an approved cylinder, as an Excepted Package Radioactive, or as a non-regulated Combustible Liquid (flash point 100-141º F), eligible for ground shipment only)?

International Air Transport Association (IATA) - Dangerous Goods Regulations	IATA - International Air Shipments: How is this SKU to be shipped internationally by air? As an IATA Excepted Quantity, as an Excepted Package Radioactive, as a Consumer Commodity-ID8000, as a Limited Quantity (LTD QTY), or as a Fully-Regulated solid or liquid shipped in a UN-Specification packaging or Fully-Regulated gas shipped in an approved cylinder. Enter “not applicable” if international air service is not required.

International Maritime Dangerous Goods (IMDG) Code	IMDG - International Vessel Shipments: How is this SKU to be shipped internationally by water? As an Excepted Quantity, Limited Quantity (LTD QTY), Limited Quantity/Consumer Commodity (shipping papers required), or as a Fully-Regulated solid or liquid shipped in a UN-Specification packaging or Fully-Regulated gas shipped in an approved cylinder. Enter “not applicable” if international ocean service is not required.

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The following shipping, handling, and packaging information must be provided for every hazmat item proposed for stocking and distribution:

Will packages of this SKU, as provided to UPS SCS for storage and distribution, require opening of the package in order to pick an individual order or “EACH” for this SKU? Yes or No

Is this SKU an “excepted” or “small” non-rechargeable (primary) lithium battery? If so, indicate if SKU is a Battery Only (UN3090), contains batteries Packed With Equipment, contains 2 or less Batteries Contained in Equipment or 3 or More Batteries Contained in Equipment (UN3091). No additional information for excepted lithium batteries is required.

Is this SKU an “excepted” or “small” rechargeable lithium battery? If so, indicate if SKU is a Battery Only (UN3480), contains batteries Packed With Equipment, contains 2 or less Batteries Contained in Equipment or 3 or More Batteries Contained in Equipment (UN3481). No additional information for excepted lithium batteries is required.

Is this SKU a Non-spillable lead/acid battery “excepted” under DOT (49 CFR 173.159) and IATA (Special Provision A67) [Vibration and pressure tested, battery and packaging marked “NONSPILLABLE”)?. Yes or No (no further information needed if “yes”)

Material classification and packaging information as established under the United Nations Recommendations on the Transport of Dangerous Goods and adopted by the U.S. Department of Transportation in 49 CFR 171-180. Required information will include (as applicable):

Classification Information:

Proper Shipping Name:

Hazard Class:

United Nations Identification Number:

Packing Group Assignment:

To be shipped in the United States as: (indicate one)

Small Quantity – Ground (49 CFR 173.4)

Excepted Quantity – Air (49 CFR 173.4a)

Limited Quantity

Consumer Commodity ORM-D or ORM-D Air

Fully-Regulated Material (UN-Specification Packaging or Compressed Gas in Approved Cylinder)

Excepted Package Radioactive

Ground-Only, Non-Regulated Combustible Liquid (Flash Point 100-141° C)

To be shipped under a DOT Special Permit? Yes (indicate number) or No.

To be shipped by international air (IATA) as: (indicate one or “not applicable”)

Excepted Quantity

Excepted Package Radioactive

Consumer Commodity, ID8000

Limited Quantity

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Fully-Regulated (UN-Specification Packaging or Compressed Gas in Approved Cylinder)

To be shipped by international vessel (IMDG) as: (indicate one or “not applicable”)

Excepted Quantity

Limited Quantity

Limited Quantity/Consumer Commodity (shipping papers required)

Fully-Regulated (UN-Specification Packaging or Compressed Gas in Approved Cylinder)